Exhibit 99.1
Quarterly Earnings and
Supplemental Operating and Financial Data
For the Three and Six Months Ended June 30, 2008

LEXINGTON REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE
For the Three and Six Months Ended June 30, 2008
This Quarterly Earnings and Supplemental Operating and Financial Data contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of Lexington Realty Trust (“Lexington”) which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission (the “SEC”) filed with the SEC, including risks related to, (i) the failure to continue to qualify as a real estate investment trust, (ii) changes in general business and economic conditions, (iii) competition, (iv) increases in real estate construction costs, (v) changes in interest rates, or (vi) changes in accessibility of debt and equity capital markets. Copies of periodic reports Lexington files with the SEC are available on Lexington’s website at www.lxp.com and may be obtained free of charge by calling Lexington at 212-692-7200. Forward-looking statements, which are based on certain assumptions and describe the Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

Lexington Realty Trust
TRADED: NYSE: LXP
One Penn Plaza, Suite 4015
New York NY 10119-4015
Contact:
Investor or Media Inquiries, T. Wilson Eglin, CEO
Lexington Realty Trust
Phone: (212) 692-7200 E-mail: tweglin@lxp.com
FOR IMMEDIATE RELEASE
Thursday, August 7th, 2008
LEXINGTON REALTY TRUST REPORTS SECOND QUARTER 2008 RESULTS
New York, NY – August 7, 2008 – Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the second quarter ended June 30, 2008.
Second Quarter 2008 Highlights
•	Increased total gross revenues by 18.9% to $128.7 million.

•	Generated Company Funds From Operations (“Company FFO”) of $77.7 million or $0.73 per diluted share/unit.(1)

•	Executed 37 new and renewal leases, totaling approximately 1.5 million square feet.

•	Sold 5 properties for $46.1 million at a 7.4% cap rate.

•	Repurchased $121.0 million face amount of senior securities at a 28.8% discount.

•	Received $28.7 million in lease termination payments from two tenants.

(1)	See the last page of this press release for a reconciliation of GAAP net income to Company FFO.
T. Wilson Eglin, President and Chief Executive Officer of Lexington stated, “We are pleased with our accomplishments in the second quarter, especially in the leasing area where we executed 37 leases totaling 1.5 million square feet. In addition, we continued to strengthen our balance sheet as we reduced debt by $112.5 million through the repayment of mortgages and repurchase of senior securities at a substantial discount. Sales activity was $46.1 million at an average cap rate of 7.4% — highly satisfactory in an environment where cap rates have increased significantly. Accordingly, the acquisition market has become attractive to buyers, and we look forward to selectively growing our portfolio and leveraging our investment capital through joint ventures.”
FINANCIAL RESULTS
Revenues
For the quarter ended June 30, 2008, total gross revenues increased 18.9% to $128.7 million, compared with total gross revenues of $108.2 million for the quarter ended June 30, 2007. The increase is primarily due to the acquisition of certain assets from our co-investment programs in the second quarter of 2007 and $28.7 million of lease termination payments received, partially offset by $4.1 million in accelerated amortization of above and below market leases, in the second quarter of 2008.
Net Income (Loss) Allocable to Common Shareholders
For the quarter ended June 30, 2008, net loss allocable to common shareholders was ($3.8) million, or a loss of ($0.04) per diluted share, compared with net income allocable to common shareholders for the quarter ended June 30, 2007 of $21.9 million, or income of $0.34 per diluted share.

Company FFO Applicable to Common Shareholders/Unitholders
For the quarter ended June 30, 2008, Company FFO was $77.7 million, or $0.73 per diluted share/unit, compared with Company FFO for the quarter ended June 30, 2007 of $59.9 million, or $0.54 per diluted share/unit. Company FFO for the quarter ended June 30, 2008 was impacted by several unusual items, including the impact of lease terminations and the accelerated amortization of above and below market leases ($34.9 million) as well as debt satisfaction gains ($28.0 million), including Lexington’s proportionate share through joint ventures, offset by impairment charges recorded at certain of Lexington’s joint ventures ($27.3 million). For the quarter ended June 30, 2007, Company FFO was impacted by the recognition of incentive fees and lease termination payments ($13.6 million), severance costs ($4.5 million) and merger costs ($0.8 million).
Balance Sheet
Lexington’s balance sheet continues to provide liquidity to deploy as investment opportunities become available. At June 30, 2008, Lexington had approximately $177.3 million of cash and restricted cash and $2.5 billion in debt outstanding, equating to a debt-to-total capitalization of approximately 58.8%. As of June 30, 2008, the weighted average interest rate on Lexington’s debt was 5.65% with a weighted average maturity of 6.5 years. Approximately 92% of Lexington’s debt is subject to fixed interest rates.
Common Share Dividend/Distribution
On June 13, 2008, Lexington’s Board of Trustees declared a regular quarterly cash dividend/distribution of $0.33 per share/unit, which was paid on July 15, 2008, to common shareholders/unitholders of record as of June 30, 2008, and which equated to an annualized dividend of $1.32 per share.
OPERATING ACTIVITIES
Dispositions
During the quarter ended June 30, 2008, Lexington sold its interest in five properties to third parties for an aggregate sales price of $46.1 million, which generated gains on sale of $3.9 million.
Leasing Activity
At June 30, 2008, Lexington’s consolidated portfolio was approximately 94.1% leased. For the quarter ended June 30, 2008, Lexington executed 37 leases (new and renewal) for approximately 1.5 million square feet. During the quarter, Lexington received an aggregate of $28.7 million in lease termination payments from two tenants.
2008 EARNINGS GUIDANCE
Lexington reaffirmed its previously disclosed Company FFO guidance range of $1.56 to $1.64 per diluted share/unit for the year ended December 31, 2008. This guidance excludes the impact of the 100 Light Street lease termination transaction and other non-recurring items. This guidance is based on current expectations and is forward-looking.

2ND QUARTER 2008 CONFERENCE CALL
Lexington will host a conference call today, Thursday, August 7, 2008, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended June 30, 2008. Interested parties may participate in this conference call by dialing (877) 407-0778 or (201) 689-8565. A replay of the call will be available through September 7, 2008, at (877) 660-6853, Account #: 286, Conference ID #: 289670.
A live web cast of the conference call will be available at www.lxp.com within the Investor Relations section. An online replay will also be available through August 7, 2009.
ABOUT LEXINGTON REALTY TRUST
Lexington Realty Trust is a real estate investment trust that owns, invests in, and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area. Lexington shares are traded on the New York Stock Exchange under the symbol “LXP”. Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.
This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington’s control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission (“ SEC”) on February 29, 2008 and other periodic reports filed with the SEC, including risks related to: (1) the failure to continue to qualify as a real estate investment trust, (2) changes in general business and economic conditions, (3) competition, (4) increases in real estate construction costs, (5) changes in interest rates, or (6) changes in accessibility of debt and equity capital markets. Copies of the periodic reports Lexington files with the SEC are available on Lexington’s website at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe the Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Three and Six Months ended June 30, 2008 and 2007
(Unaudited and in thousands, except share and per share data)

	Three months ended		Six months ended
	June 30,		June 30,
	2008	2007	2008	2007
Gross Revenues:
Rental	$118,100	$90,345	$215,105	$164,719
Advisory and incentive fees	365	11,224	676	11,943
Tenant reimbursements	10,209	6,617	20,251	12,057

Total gross revenues	128,674	108,186	236,032	188,719

Expense applicable to revenues:
Depreciation and amortization	(85,173)	(54,006)	(141,370)	(101,968)
Property operating	(20,045)	(13,527)	(39,505)	(24,693)
General and administrative	(7,310)	(12,339)	(18,377)	(21,156)
Non-operating income	18,694	2,383	20,799	4,869
Interest and amortization expense	(39,921)	(36,668)	(83,277)	(66,741)
Debt satisfaction gains, net	27,005	—	36,711	—
Gains on sale-affiliates	8,637	—	31,806	—

Income (loss) before provision for income taxes, minority interests, equity in earnings (losses) of non-consolidated entities and discontinued operations	30,561	(5,971)	42,819	(20,970)
Provision for income taxes	(721)	(1,667)	(2,055)	(2,193)
Minority interests share of (income) loss	10,967	(16,619)	2,587	(6,748)
Equity in earnings (losses) of non-consolidated entities	(27,194)	38,386	(21,647)	41,890

Income from continuing operations	13,613	14,129	21,704	11,979

Discontinued operations:
Income from discontinued operations	378	10,622	2,202	18,190
Provision for income taxes	(45)	(2,646)	(69)	(2,663)
Debt satisfaction charges	(313)	(89)	(313)	(89)
Gains on sales of properties	3,925	12,828	4,612	12,828
Impairment charge	—	—	(2,694)	—
Minority interests share of income	(1,833)	(5,905)	(1,905)	(9,091)

Total discontinued operations	2,112	14,810	1,833	19,175

Net income	15,725	28,939	23,537	31,154
Dividends attributable to preferred shares- Series B	(1,590)	(1,590)	(3,180)	(3,180)
Dividends attributable to preferred shares- Series C	(2,111)	(2,519)	(4,630)	(5,038)
Dividends attributable to preferred shares- Series D	(2,925)	(2,925)	(5,851)	(4,447)
Redemption discount – Series C	5,678	—	5,678	—

Net income allocable to common shareholders	$14,777	$21,905	$15,554	$18,489

Income per common share-basic:
Income (loss) from continuing operations, after preferred dividends	$0.21	$0.11	$0.23	$(0.01)
Income from discontinued operations	0.04	0.23	0.03	0.29

Net income allocable to common shareholders	$0.25	$0.34	$0.26	$0.28

Weighted average common shares outstanding — basic	60,163,396	65,265,217	59,994,988	66,892,769

Income (loss) per common share-diluted:
Income (loss) from continuing operations, after preferred dividends	$(0.08)	$0.11	$0.02	$(0.01)
Income from discontinued operations	0.04	0.23	0.03	0.29

Net income (loss) allocable to common shareholders	$(0.04)	$0.34	$0.05	$0.28

Weighted average common shares outstanding-diluted	100,554,903	65,265,828	100,567,119	66,892,769

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED BALANCE SHEETS
June 30, 2008 and December 31, 2007
( Unaudited and in thousands, except share and per share data)

	June 30,	December 31,
	2008	2007
Assets:
Real estate, at cost	$3,805,177	$4,095,278
Less: accumulated depreciation and amortization	413,878	379,831

	3,391,299	3,715,447
Properties held for sale-discontinued operations	4,558	150,907
Intangible assets, net	396,495	516,698
Cash and cash equivalents	157,849	412,106
Restricted cash	19,468	4,185
Investment in and advances to non-consolidated entities	227,466	226,476
Deferred expenses, net	37,448	42,040
Notes receivable	68,754	69,775
Rent receivable-current	21,347	25,289
Rent receivable- deferred	16,818	15,303
Other assets	69,349	86,937

	$4,410,851	$5,265,163

Liabilities and Shareholders’ Equity:
Liabilities:
Mortgage and notes payable	$2,075,404	$2,312,422
Exchangeable notes payable	325,000	450,000
Trust preferred securities	129,120	200,000
Contract rights payable	14,094	13,444
Dividends payable	27,929	158,168
Liabilities-discontinued operations	7,132	119,093
Accounts payable and other liabilities	42,340	49,442
Accrued interest payable	18,011	23,507
Deferred revenue-below market leases, net	170,533	217,389
Prepaid rent	17,857	16,764

	2,827,420	3,560,229
Minority interests	642,774	765,863

	3,470,194	4,326,092

Commitments and contingencies

Shareholders’ equity
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares,
Series B Cumulative Redeemable Preferred, liquidation preference $79,000, 3,160,000 shares issued and outstanding	76,315	76,315
Series C Cumulative Convertible Preferred, liquidation preference $129,915 and $155,000, respectively, and 2,598,300 and 3,100,000 shares issued and outstanding in 2008 and 2007, respectively	126,217	150,589
Series D Cumulative Redeemable Preferred, liquidation preference $155,000, 6,200,000 shares issued and outstanding	149,774	149,774
Special Voting Preferred Share, par value $0.0001 per share; 1 share authorized, issued and outstanding	—	—
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 64,552,304 and 61,064,334 shares issued and outstanding in 2008 and 2007, respectively	6	6
Additional paid-in-capital	1,080,697	1,033,332
Accumulated distributions in excess of net income	(493,779)	(468,167)
Accumulated other comprehensive income (loss)	1,427	(2,778)

Total shareholders’ equity	940,657	939,071

	$4,410,851	$5,265,163

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE AND COMPANY FUNDS FROM OPERATIONS PER SHARE
(Unaudited and in thousands, except share and per share data)

	Three Months ended		Six Months ended
	June 30,		June 30,
	2008	2007	2008	2007
EARNINGS PER SHARE:
Basic:
Income from continuing operations	$13,613	$14,129	$21,704	$11,979
Less preferred dividends	(948)	(7,034)	(7,983)	(12,665)

Income (loss) allocable to common shareholders from continuing operations	12,665	7,095	13,721	(686)
Total income from discontinued operations	2,112	14,810	1,833	19,175

Net income allocable to common shareholders	$14,777	$21,905	$15,554	$18,489

Weighted average number of common shares outstanding	60,163,396	65,265,217	59,994,988	66,892,769

Income (loss) per common share-basic:
Income (loss) from continuing operations	$0.21	$0.11	$0.23	$(0.01)
Income from continuing operations	0.04	0.23	0.03	0.29

Net income	$0.25	$0.34	$0.26	$0.28

Diluted:
Income allocable to common shareholders from continuing operations- basic	$12,665	$7,095	$13,721	$(686)
Incremental loss attributed to assumed conversion of dilutive securities	(20,450)	—	(11,775)	—

Income (loss) allocable to common shareholders from continuing operations	(7,785)	7,095	1,946	(686)
Total income from discontinued operations	3,970	14,810	2,957	19,175

Net income (loss) allocable to common shareholders	$(3,815)	$21,905	$4,903	$18,489

Weighted average number of common shares used in calculation of basic earnings per share	60,163,396	65,265,217	59,994,988	66,892,769
Add incremental shares representing:
Shares issuable upon exercise of employee share options/non-vested shares	—	611	10,373	—
Shares issuable upon conversion of dilutive securities	40,391,507	—	40,561,758	—

Weighted average number of shares used in calculation of diluted earnings per share	100,554,903	65,265,828	100,567,119	66,892,769

Income (loss) per common share-diluted:
Income (loss) from continuing operations	$(0.08)	$0.11	$0.02	$(0.01)
Income from discontinued operations	0.04	0.23	0.03	0.29

Net income (loss)	$(0.04)	$0.34	$0.05	$0.28

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE AND COMPANY FUNDS FROM OPERATIONS PER SHARE (Continued)
(Unaudited and in thousands, except share and per share data)

	Three Months ended		Six Months ended
	June 30,		June 30,
	2008	2007	2008	2007
COMPANY FUNDS FROM OPERATIONS: (1)
Basic and Diluted:
Net income allocable to common shareholders-basic	$14,777	$21,905	$15,554	$18,489
Adjustments:
Depreciation and amortization	84,785	58,153	140,741	112,785
Minority interests- OP units	(12,913)	21,334	(5,379)	13,915
Amortization of leasing commissions	420	283	1,012	536
Joint venture adjustment-depreciation	6,733	932	7,438	3,046
Preferred dividends- Series C	(3,567)	2,519	(1,048)	5,038
Gains on sale of properties	(12,562)	(12,828)	(36,418)	(12,828)
Taxes and minority interest on sale of property	—	1,749	84	1,749
Gains on sale of joint venture properties	—	(34,164)	—	(34,164)

Company FFO	$77,673	$59,883	$121,984	$108,566

Basic:
Weighted average shares outstanding-basic EPS	60,163,396	65,265,217	59,994,988	66,892,769
Operating partnership units	39,519,599	40,133,160	39,581,887	40,339,893
Preferred Shares- Series C	6,398,965	5,779,330	6,560,348	5,779,330

Weighted average shares outstanding-basic Company FFO	106,081,960	111,177,707	106,137,223	113,011,992

Company FFO per share	$0.73	$0.54	$1.15	$0.96

Diluted:
Weighted average shares outstanding — diluted EPS	100,554,903	65,265,828	100,567,119	66,892,769
Employee share options/non-vested shares	10,197	—	—	621
Operating partnership units	—	40,133,160	—	40,339,893
Preferred Shares- Series C	5,527,057	5,779,330	5,580,477	5,779,330

Weighted average shares outstanding — diluted Company FFO	106,092,157	111,178,318	106,147,596	113,012,613

Company FFO per share	$0.73	$0.54	$1.15	$0.96

1 Lexington believes that Funds from Operations (“FFO”) is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington presents FFO because it considers FFO an important supplemental measure of Lexington’s operating performance. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude generally accepted accounting principles (“GAAP”), historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

Lexington computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). FFO is defined by NAREIT as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.” FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

Lexington includes in its calculation of FFO, which Lexington refers to as the “Company’s funds from operations” or “Company FFO,” Lexington’s operating partnership units and Lexington’s Series C Cumulative Convertible Preferred Shares because these securities are convertible, at the holder’s option, into Lexington’s common shares. Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because Lexington presents Company FFO on a company-wide basis as if all securities that are convertible, at the holder’s option, into Lexington’s common shares, are converted. Since others do not calculate FFO in a similar fashion, Company FFO may not be comparable to similarly titled measures as reported by others.
# # #

LEXINGTON REALTY TRUST
Major Markets
6/30/2008

		% of Annualized
		GAAP Base Rent
	Core Based Statistical Area (2)	at 6/30/2008 (1)

1	Dallas-Fort Worth-Arlington, TX	8.8%
2	Los Angeles-Long Beach-Santa Ana, CA	7.7%
3	New York-Northern New Jersey-Long Island, NY-NJ-PA	5.8%
4	Houston-Sugar Land-Baytown, TX	5.8%
5	Memphis, TN-MS-AR	3.7%
6	Orlando-Kissimmee, FL	3.4%
7	Atlanta-Sandy Springs-Marietta, GA	3.4%
8	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	3.1%
9	Detroit-Warren-Livonia, MI	2.4%
10	Richmond, VA	2.2%
11	Boston-Cambridge-Quincy, MA-NH	1.9%
12	Indianapolis-Carmel, IN	1.9%
13	Charlotte-Gastonia-Concord, NC-SC	1.9%
14	Chicago-Naperville-Joliet, IL-IN-WI	1.8%
15	Columbus, OH	1.8%
16	Salt Lake City, UT	1.7%
17	Kansas City, MO-KS	1.7%
18	Seattle-Tacoma-Bellevue, WA	1.6%
19	Phoenix-Mesa-Scottsdale, AZ	1.5%
20	Washington-Arlington-Alexandria, DC-VA-MD-WV	1.4%
21	San Francisco-Oakland-Fremont, CA	1.4%
22	San Antonio, TX	1.4%
23	Beaumont-Port Arthur, TX	1.3%
24	Baltimore-Towson, MD	1.3%
25	Columbus, IN	1.3%
26	Miami-Fort Lauderdale-Pompano Beach, FL	1.2%
27	Cincinnati-Middletown, OH-KY-IN	1.2%
28	Las Vegas-Paradise, NV	1.1%
29	Hartford-West Hartford-East Hartford, CT	1.1%
30	Honolulu, HI	1.0%
31	Harrisburg-Carlisle, PA	1.0%
32	Denver-Aurora, CO	1.0%

	Areas which account for 1% or greater of total GAAP base rent (3)	77.9%

Footnotes

(1)	Calculated by annualizing six months ended 6/30/2008 GAAP base rent recognized for consolidated properties owned as of 6/30/2008.

(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.

(3)	Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Tenant Industry Diversification
6/30/2008

% of Annualized
GAAP Base Rent at
Industry Category	6/30/2008 (1)

Finance/Insurance	15.7%

Energy	10.2%

Automotive	9.1%

Technology	8.9%

Food	7.4%

Aerospace/Defense	6.4%

Consumer Products/Other	5.8%

Media/Advertising	5.3%

Transportation/Logistics	5.1%

Healthcare	4.8%

Service	3.8%

Retail Department & Discount	2.6%

Construction Materials	2.5%

Printing/Production	2.2%

Telecommunications	2.0%

Other	1.7%

Apparel	1.5%

Real Estate	1.4%

Retail — Specialty	1.3%

Security	1.0%

Retail — Electronics	1.0%

Health/Fitness	0.1%

Total (2)	100.0%

Footnotes

(1)	Calculated by annualizing six months ended 6/30/2008 GAAP base rent recognized for consolidated properties owned as of 6/30/2008.

(2)	Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Other Revenue Data
6/30/2008

	Annualized GAAP
	Base Rent at 6/30/08
	($000) (1)	Percentage

Asset Class
Office	$264,186	73.0%
Industrial	$73,336	20.3%
Retail	$24,382	6.7%

	$361,904	100.0%

Credit Rating
Investment Grade	$189,006	52.3%
Non-Investment Grade	$52,606	14.5%
Unrated	$120,292	33.2%

	$361,904	100.0%

Footnotes

(1)	Calculated by annualizing six months ended 6/30/2008 GAAP base rent recognized for consolidated properties owned as of 6/30/2008.

LEXINGTON REALTY TRUST
Top 10 Tenants or Guarantors
6/30/2008

					Percentage of
				Annualized	Annualized
			Sq. Ft. Leased	GAAP Base	GAAP Base
			as a Percent of	Rent at	Rent at
	Number of		Consolidated	6/30/08	6/30/2008
Tenant or Guarantor	Leases	Sq. Ft. Leased	Portfolio (2)	($000) (1)	(1) (2)

Raytheon Company	2	690,595	1.7%	$11,720	3.2%
Bank of America	11	735,253	1.8%	10,412	2.9%
Baker Hughes, Inc.	2	720,221	1.8%	9,318	2.6%
Sanofi-aventis U.S., Inc. (Aventis Inc. and Aventis Pharma Holding GmbH)	1	206,593	0.5%	8,838	2.4%
Dana Corporation	6	1,902,414	4.6%	8,300	2.3%
Federal Express Corporation	3	702,976	1.7%	8,164	2.3%
Harcourt, Inc.	2	915,098	2.2%	7,168	2.0%
Morgan, Lewis & Bockius, LLC	2	293,170	0.7%	6,868	1.9%
Wells Fargo	3	354,732	0.9%	6,620	1.8%
CEVA Logistics US, Inc. (TNT Holdings BV)	3	2,503,916	6.1%	6,570	1.8%

	35	9,024,968	22.0%	$83,978	23.2%

Footnotes

(1)	Calculated by annualizing six months ended 6/30/2008 GAAP base rent recognized for consolidated properties owned as of 6/30/2008.

(2)	Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Property Leases and Vacancies — Consolidated Portfolio — 6/30/08

Year of	Date of						Year		Annualized	Annualized	Fixed Rent at
Lease	Lease						Built/Renovated/	Sq.Ft. Leased	Cash Rent	GAAP Rent	Next Option
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Expanded	or Available (1)	($000) (2)	($000) (3)	($000) (4)

OFFICE PROPERTIES

2008	9/30/2008	5757 Decatur Blvd.	Indianapolis	IN	—	Damar Services, Inc.	2002	5,756	40	40	10
	12/19/2008	10 John St.	Clinton	CT	—	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	1972	41,188	812	2,204	0
	12/31/2008	1500 Hughes Way	Long Beach	CA	—	Raytheon Company	1981	490,054	16,988	10,040	9,291

2009	3/31/2009	6277 Sea Harbor Dr.	Orlando	FL	—	Harcourt Brace Jovanovich, Inc.	1984	355,840	4,644	3,738	3,735
	4/30/2009	5550 Tech Center Dr.	Colorado Springs	CO	—	Federal Express Corporation	2006	61,690	1,754	746	0
	8/31/2009	1311 Broadfield Blvd.	Houston	TX	—	Newpark Drilling Fluids, Inc. (Newpark Resources, Inc.)	2000	52,731	1,130	1,136	0
		2706 Media Center Dr.	Los Angeles	CA	—	Sony Electronics, Inc.	2000	20,203	278	272	0
	9/15/2009	15375 Memorial Dr.	Houston	TX	—	BP America Production Company	1985	327,325	3,600	4,250	0
	9/30/2009	100 Light St.	Baltimore	MD	(7)	Legg Mason Tower, Inc. (Prior tenant St. Paul Fire and Marine Insurance Company)	1973	371,392	2,840	2,840	0
		295 Chipeta Way	Salt Lake City	UT	—	Northwest Pipeline Corporation	1982	295,000	6,326	6,326	3,463
	10/31/2009	10300 Kincaid Dr.	Fishers	IN	—	Bank One Indiana, N.A.	1999	193,000	3,382	2,774	0
	11/30/2009	5724 West Las Positas Blvd.	Pleasanton	CA	—	NK Leasehold	1984	40,914	826	680	0
	12/31/2009	1701 Market St.	Philadelphia	PA	(6)	Sun National Bank	1957/1997	5,315	212	212	0
		400 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	1999	100,632	1,368	1,302	0

2010	1/14/2010	421 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	2000	56,515	768	720	0
	1/31/2010	4848 129th East Ave.	Tulsa	OK	—	Metris Direct (Metris Companies, Inc.)	2000	101,100	1,306	1,306	0
		389-399 Interpace Hwy.	Parsippany	NJ	—	Sanofi-aventis U.S., Inc. (Aventis Inc. and Aventis Pharma Holding GmbH)	1999	206,593	9,014	8,838	0
	2/10/2010	130 East Shore Dr.	Glen Allen	VA	—	Capital One Services, Inc.	2000	79,675	1,022	1,072	1,070
	2/28/2010	9950 Mayland Dr.	Richmond	VA	—	Circuit City Stores, Inc.	1990	288,000	2,860	2,792	4,079
	3/31/2010	120 East Shore Dr.	Glen Allen	VA	—	Capital One Services, Inc.	2000	77,045	986	1,010	1,042
	7/31/2010	350 Pine St.	Beaumont	TX	—	Honeywell International, Inc.	1981	7,045	108	108	0
	10/31/2010	12209 West Markham St.	Little Rock	AR	—	Entergy Arkansas, Inc.	1980	36,311	238	238	237
		13430 North Black Canyon Fwy.	Phoenix	AZ	—	Bull HN Information Systems, Inc.	1981/1982	64,273	726	702	0
	11/30/2010	6200 Northwest Pkwy.	San Antonio	TX	—	United Healthcare Services, Inc.	2000	142,500	1,640	1,620	1,968
	12/31/2010	100 Barnes Rd.	Wallingford	CT	—	3M Company	1978/1985/1990/1993	44,400	628	606	475

2011	2/28/2011	4200 RCA Blvd.	Palm Beach Gardens	FL	—	The Wackenhut Corporation	1996	96,118	1,812	1,812	2,402
	3/31/2011	1311 Broadfield Blvd.	Houston	TX	—	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	2000	103,260	2,284	2,276	0
	9/30/2011	200 Lucent Ln.	Cary	NC	—	Lucent Technologies, Inc.	1999	124,944	2,150	2,058	0
	11/30/2011	207 Mockingbird Ln.	Johnson City	TN	—	Sun Trust Bank	1979	63,800	676	756	675
	12/20/2011	15 Nijborg	3927 DA Renswoude	The Netherlands	—	AS Watson (Health and Beauty Continental Europe) BV	1994/2003	17,610	374	374	0
	12/31/2011	2050 Roanoke Rd.	Westlake	TX	—	Daimler Chrysler Financial Services Americas, LLC	2001	130,290	3,660	3,454	0

2012	1/31/2012	26210 and 26220 Enterprise Court	Lake Forest	CA	—	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	2001	100,012	1,854	1,792	0
		4000 Johns Creek Pkwy.	Suwanee	GA	—	Kraft Foods North America, Inc.	2001	73,264	1,380	1,386	0
		1275 Northwest 128th St.	Clive	IA	—	Principal Life Insurance Company	2004	61,180	800	800	935
	3/31/2012	1701 Market St.	Philadelphia	PA	(6)	Car-Tel Communications, Inc.	1957/1997	1,220	46	48	0
		2300 Litton Ln.	Hebron	KY	—	Zwicker & Associates, P.C.	1986/1996	49,590	78	80	0
		3940 South Teller St.	Lakewood	CO	—	Travelers Express Company, Inc.	2002	68,165	1,170	866	1,295

LEXINGTON REALTY TRUST
Property Leases and Vacancies — Consolidated Portfolio — 6/30/08

Year of	Date of						Year		Annualized	Annualized	Fixed Rent at
Lease	Lease						Built/Renovated/	Sq.Ft. Leased	Cash Rent	GAAP Rent	Next Option
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Expanded	or Available (1)	($000) (2)	($000) (3)	($000) (4)

	6/30/2012	275 South Valencia Ave.	Brea	CA	—	Bank of America NT & SA	1983	637,503	8,710	8,796	0
	8/31/2012	2300 Litton Ln.	Hebron	KY	—	AGC Automotive Americas Company (AFG Industries, Inc.)	1986/1996	21,542	204	204	0
		5757 Decatur Blvd.	Indianapolis	IN	—	Allstate Insurance Company	2002	84,200	1,374	1,548	0
	10/31/2012	4455 American Way	Baton Rouge	LA	—	Bell South Mobility, Inc.	1997	70,100	1,080	1,114	1,207
	11/7/2012	2706 Media Center Dr.	Los Angeles	CA	—	Playboy Enterprises, Inc.	2000	63,049	1,446	1,258	0
	11/14/2012	2211 South 47th St.	Phoenix	AZ	—	Avnet, Inc.	1997	176,402	2,206	2,260	0
	12/31/2012	200 Executive Blvd. S	Southington	CT	—	Hartford Fire Insurance Company	1984	153,364	1,680	1,624	0

2013	1/31/2013	12600 Gateway Blvd.	Fort Meyers	FL	—	Gartner, Inc.	1998	62,400	1,078	1,092	0
		2300 Litton Ln.	Hebron	KY	—	FTJ FundChoice, LLC	1986/1996	9,164	50	48	0
		3476 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Home Mortgage, Inc.	2004	169,083	3,004	3,022	0
		810 & 820 Gears Rd.	Houston	TX	—	IKON Office Solutions, Inc.	2000	157,790	2,228	2,252	0
	3/31/2013	3165 McKelvey Rd.	Bridgeton	MO	—	BJC Health System	1981	52,994	378	526	0
		8900 Freeport Pkwy.	Irving	TX	—	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	2003	268,445	4,692	4,888	0
	4/30/2013	1900 L. Don Dodson Dr.	Bedford	TX	—	Transamerica Life Insurance Company	1984	59,285	0	782	0
		Sandlake Rd./Kirkman Rd.	Orlando	FL	—	Lockheed Martin Corporation	1982	184,000	960	1,870	960
	5/31/2013	6303 Barfield Rd.	Atlanta	GA	—	International Business Machines Corporation (Internet Security Systems, Inc.)	2000/2001	238,600	5,394	5,394	0
		859 Mount Vernon Hwy.	Atlanta	GA	—	International Business Machines Corporation (Internet Security Systems, Inc.)	2004	50,400	1,166	942	0
	6/30/2013	2210 Enterprise Dr.	Florence	SC	(6)	Washington Mutual Home Loans, Inc.	1998	177,747	1,750	1,698	0
	7/31/2013	180 Rittenhouse Cir.	Bristol	PA	—	Jones Apparel Group, Inc.	1998	96,000	1,002	970	0
	8/31/2013	288 North Broad St.	Elizabeth	NJ	—	Bank of America	1983	30,000	772	480	367
		656 Plainsboro Rd.	Plainsboro	NJ	—	Bank of America (Bank of America Corporation)	1980	4,060	156	104	70
	9/30/2013	9200 South Park Center Loop	Orlando	FL	(6)	Corinthian Colleges, Inc.	2003	59,927	1,208	1,160	0
	11/30/2013	1110 Bayfield Dr.	Colorado Springs	CO	—	Honeywell International, Inc.	1980/1990/2002	166,575	1,636	1,600	1,713
	12/31/2013	2550 Interstate Dr.	Harrisburg	PA	—	New Cingular Wireless PCS, LLC	1998	81,859	1,780	1,870	0

2014	1/31/2014	1701 Market St.	Philadelphia	PA	—	Morgan, Lewis & Bockius, LLC	1957/1997	293,170	4,460	4,464	5,149
		6226 West Sahara Ave.	Las Vegas	NV	—	Nevada Power Company	1982	282,000	7,736	4,008	2,754
	3/15/2014	101 East Erie St.	Chicago	IL	—	Draftfcb, Inc. (Interpublic Group of Companies, Inc.)	1986	230,684	4,120	4,978	0
	5/31/2014	3480 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank N.A.	2004	169,218	3,342	3,450	0
	7/31/2014	16676 Northchase Dr.	Houston	TX	—	Anadarko Petroleum Corporation	2003	101,111	1,588	1,626	0
		350 Pine St.	Beaumont	TX	—	Entergy Gulf States, Inc.	1981	125,406	1,066	1,262	0
	9/30/2014	333 Mt. Hope Ave.	Rockway	NJ	—	BASF Corporation	1981/2004	95,500	2,244	2,122	0
	10/31/2014	1409 Centerpoint Blvd.	Knoxville	TN	—	Alstom Power, Inc.	1997	84,404	1,522	1,620	0
		2800 Waterford Lake Dr.	Midlothian	VA	—	Alstom Power, Inc.	2000	99,057	1,894	2,014	0
		700 US Hwy Route 202-206	Bridgewater	NJ	—	Biovail Pharmaceuticals, Inc. (Biovail Corporation)	1985/2003/2004	115,558	2,022	2,848	0
	12/14/2014	5150 220th Ave.	Issaquah	WA	—	OSI Systems, Inc. (Instrumentarium Corporation)	1992	106,944	2,056	2,150	0
		22011 Southeast 51st St.	Issaquah	WA	—	OSI Systems, Inc. (Instrumentarium Corporation)	1987	95,600	1,872	1,936	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies — Consolidated Portfolio — 6/30/08

Year of	Date of						Year		Annualized	Annualized	Fixed Rent at
Lease	Lease						Built/Renovated/	Sq.Ft. Leased	Cash Rent	GAAP Rent	Next Option
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Expanded	or Available (1)	($000) (2)	($000) (3)	($000) (4)

	12/31/2014	180 South Clinton St.	Rochester	NY	(6)	Frontier Corporation	1988/2000	226,000	2,958	2,950	0
		275 Technology Dr.	Canonsburg	PA	—	ANSYS, Inc.	1996	107,872	1,240	1,378	0
		3535 Calder Ave.	Beaumont	TX	—	Compass Bank	1977	49,639	692	692	0

2015	1/31/2015	26555 Northwestern Hwy.	Southfield	MI	—	Federal-Mogul Corporation	1963/1965/1988/1989	187,163	1,158	1,418	5,292
	4/30/2015	13775 McLearen Rd.	Herndon	VA	—	Equant, Inc. (Equant N.V.)	1984/1988/1992	125,293	1,980	2,102	0
	6/30/2015	389-399 Interpace Hwy.	Parsippany	NJ	—	Cadbury Schweppes Holdings	1999	133,647	212	212	0
	7/1/2015	33 Commercial St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	1982/1987	164,689	3,436	3,436	3,024
	7/31/2015	4001 International Pkwy.	Carrollton	TX	—	Motel 6 Operating L.P. (Accor S.A.)	2003	138,443	2,992	3,266	3,612
	9/27/2015	10001 Richmond Ave.	Houston	TX	—	Baker Hughes, Inc.	1976/1984	554,385	7,428	7,376	6,596
		12645 West Airport Rd.	Sugar Land	TX	—	Baker Hughes, Inc.	1997	165,836	2,018	1,942	1,976
	9/30/2015	500 Olde Worthington Rd.	Westerville	OH	(5)	InVentiv Communications, Inc.	2000	97,000	1,110	1,254	0
		550 Business Center Dr.	Lake Mary	FL	—	JP Morgan Chase Bank, NA	1999	125,920	2,990	2,410	3,103
		600 Business Center Dr.	Lake Mary	FL	—	JP Morgan Chase Bank, NA	1996	125,155	3,092	2,440	3,203

2016	3/31/2016	13430 North Black Canyon Fwy.	Phoenix	AZ	—	Money Management International	1981/1982	28,710	300	624	0
	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	—	Haggar Clothing Company (Texas Holding Clothing Corporation and Haggar Corporation)	2000	180,507	2,132	3,188	2,531
		2000 Eastman Dr.	Milford	OH	—	Siemens Product Lifecycle Management Software, Inc.	1991	221,215	2,342	1,678	2,426
	7/31/2016	1600 Viceroy Dr.	Dallas	TX	—	Visiting Nurse Association	1986	48,027	478	618	0
		13430 North Black Canyon Fwy.	Phoenix	AZ	—	Associated Billing Services, LLC	1981/1982	17,767	300	308	0
	10/31/2016	104 & 110 South Front St.	Memphis	TN	—	Hnedak Bobo Group, Inc.	1871/1988/1999	37,229	484	502	0
	11/30/2016	4000 Johns Creek Pkwy.	Suwanee	GA	—	Perkin Elmer Instruments, LLC	2001	13,955	220	232	0
	12/31/2016	3710 Corporate Dr.	Farmington Hills	MI	—	TEMIC Automotive of North America, Inc.	2001	119,829	3,074	2,442	3,187

2017	1/31/2017	6301 Gaston Ave.	Dallas	TX	—	Wells Fargo	1970/1981	16,431	148	148	0
	2/28/2017	4200 RCA Blvd.	Palm Beach Gardens	FL	—	Office Suites Plus Properties, Inc.	1996	18,400	140	408	0
	4/30/2017	555 Dividend Dr.	Coppell	TX	—	Brinks, Inc.	2002	101,844	1,858	1,984	0
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	—	The Shaw Group, Inc.	2001/2002	128,500	2,154	2,368	0

2018	5/30/2018	13651 McLearen Rd.	Herndon	VA	(7)	US Government (Prior tenant Boeing Service Company)	1987	159,664	2,900	2,646	0
	5/31/2018	2300 Litton Ln.	Hebron	KY	—	Great American Insurance Company	1986/1996	3,145	0	2	99
	6/14/2018	17 Nijborg	3927 DA Renswoude	The Netherlands	—	AS Watson (Health and Beauty Continental Europe) BV	1994/2003	114,195	3,336	2,642	0
	9/30/2018	1701 Market St.	Philadelphia	PA	(6)	Brinker Corner Bakery II, LLC	1957/1997	8,070	194	214	0
	11/30/2018	4201 Marsh Ln.	Carrollton	TX	—	Carlson Restaurants Worldwide, Inc. (Carlson Companies, Inc.)	2003	130,000	1,868	1,976	0
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	—	Employers Reinsurance Corporation	1980/1990/2004/2005	320,198	4,198	4,230	0

2019	1/31/2019	1600 Viceroy Dr.	Dallas	TX	—	TFC Services (Freeman Decorating Co.)	1986	110,080	1,084	1,490	0
	4/1/2019	9201 Stateline Rd.	Kansas City	MO	—	Employers Reinsurance Corporation	1963/1973/1985/2003	155,925	2,032	2,032	0
	6/19/2019	3965 Airways Blvd.	Memphis	TN	—	Federal Express Corporation	1982/1983/1985	521,286	7,354	7,014	5,375
	7/31/2019	500 Jackson St.	Columbus	IN	—	Cummins, Inc.	1983	390,100	4,270	4,540	4,925
	10/31/2019	10475 Crosspoint Blvd.	Fishers	IN	—	John Wiley & Sons, Inc.	1999	141,047	2,396	2,268	0
	12/31/2019	850-950 Warrenville Rd.	Lisle	IL	(5)	National Louis University	1985	99,329	1,276	1,676	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies — Consolidated Portfolio — 6/30/08

Year of	Date of						Year		Annualized	Annualized	Fixed Rent at
Lease	Lease						Built/Renovated/	Sq.Ft. Leased	Cash Rent	GAAP Rent	Next Option
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Expanded	or Available (1)	($000) (2)	($000) (3)	($000) (4)

2020	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	(6)	Océ Printing Systems USA, Inc. (Oce-USA Holding, Inc.)	1983/2002	136,789	2,162	2,246	0
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC	(6)	Hagemeyer North America, Inc.	2005	50,076	762	840	0

2021	2/28/2021	5550 Britton Pkwy.	Hilliard	OH	(5)	BMW Financial Services NA, LLC	2006	220,966	2,496	2,546	0
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	—	New Jersey Natural Gas Company	1983	157,511	2,924	2,924	4,224
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	—	CAE SimuFlite, Inc.	2006	76,383	2,262	2,328	2,069

2022	12/31/2022	147 Milk St.	Boston	MA	—	Harvard Vanguard Medical Assoc.	1910	52,337	1,558	1,594	0

2023	3/31/2023	6555 Sierra Dr.	Irving	TX	—	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	1999	247,254	1,036	2,814	0

2025	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	—	(i) Structure, LLC (Infocrossing, Inc.)	1995	85,200	1,166	1,166	0
	12/31/2025	2005 EastTechnology Cir.	Tempe	AZ	—	(i) Structure, LLC (Infocrossing, Inc.)	1998	60,000	1,128	1,128	0

NA	NA	100 Light St.	Baltimore	MD	—	(Available for Lease)	1973	12,648	0	0	0
		160 Clairemont Ave.	Decatur	GA	—	(Available for Lease)	1983	89,050	0	0	0
		1600 Viceroy Dr.	Dallas	TX	—	(Available for Lease)	1986	54,642	0	0	0
		1701 Market St.	Philadelphia	PA	—	Parking Operators	1957/1997	—	2,404	2,404	0
		1900 L. Don Dodson Dr.	Bedford	TX	—	(Available for Lease)	1984	143,208	0	0	0
		255 California St.	San Francisco	CA	—	(Available for Lease)	1959	12,435	0	0	0
		27404 Drake Rd.	Farmington Hills	MI	—	(Available for Lease)	1999	108,499	0	0	0
		350 Pine St.	Beaumont	TX	—	(Available for Lease)	1981	113,640	0	0	0
		6301 Gaston Ave.	Dallas	TX	—	(Available for Lease)	1970/1981	72,224	0	0	0
		848 Main St. & 849 Front St.	Evanston	WY	—	(Available for Lease)	1983	7,608	0	0	0
		13430 North Black Canyon Fwy.	Phoenix	AZ	—	(Available for Lease)	1981/1982	28,190	0	0	0
		100 East Shore Dr.	Glen Allen	VA	—	(Available for Lease)	1999	3,263	0	0	0
		1770 Cartwright Rd.	Irvine	CA	(7)	(Available for Lease)(Prior tenant Associates First Capital Corporation)	1982	113,029	4,792	3,576	0
		King St.	Honolulu	HI	—	(Available for Lease)	1979/2002	6,068	0	0	0

Various	Various	100 Light St.	Baltimore	MD	—	Multi-Tenant	1973	139,200	1,542	1,542	0
		160 Clairemont Ave.	Decatur	GA	—	Multi-Tenant	1983	32,636	584	584	0
		255 California St.	San Francisco	CA	—	Multi-Tenant	1959	157,492	4,058	4,468	0
		350 Pine St.	Beaumont	TX	—	Multi-Tenant	1981	179,107	1,088	2,780	0
		6301 Gaston Ave.	Dallas	TX	—	Multi-Tenant	1970/1981	85,200	1,236	1,236	0
		848 Main St. & 849 Front St.	Evanston	WY	—	Multi-Tenant	1983	21,892	110	164	0
		100 East Shore Dr.	Glen Allen	VA	—	Multi-Tenant	1999	64,245	1,104	1,200	0
		1770 Cartwright Rd.	Irvine	CA	—	Multi-Tenant	1982	23,151	480	480	0
		King St.	Honolulu	HI	—	Multi-Tenant	1979/2002	223,778	2,870	2,806	990

OFFICE TOTAL/WEIGHTED AVERAGE						95.6% Leased		17,291,307	269,262	264,186

LEXINGTON REALTY TRUST
Property Leases and Vacancies — Consolidated Portfolio — 6/30/08

Year of	Date of						Year		Annualized	Annualized	Fixed Rent at
Lease	Lease						Built/Renovated/	Sq.Ft. Leased	Cash Rent	GAAP Rent	Next Option
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Expanded	or Available (1)	($000) (2)	($000) (3)	($000) (4)

INDUSTRIAL PROPERTIES

2008	7/7/2008	6 Doughten Rd.	New Kingstown	PA	—	Carolina Logistics Services	1989	168,000	756	756	0
	9/30/2008	191 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	1999	102,960	278	278	0
	12/31/2008	1665 Hughes Way	Long Beach	CA	—	Raytheon Company	1981	200,541	2,984	1,680	1,677

2009	5/31/2009	200 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	2000	401,260	1,028	984	0
	12/31/2009	75 North St.	Saugerties	NY	—	Rotron, Inc. (EG&G)	1975	52,000	122	232	122

2010	4/30/2010	2203 Sherrill Dr.	Statesville	NC	—	LA-Z-Boy Greensboro, Inc. (LA-Z-Boy Inc.)	1999/2002	639,600	1,648	1,902	1,813
	12/31/2010	1109 Commerce Blvd.	Swedesboro	NJ	—	Linens-n-Things, Inc.	1998	262,644	1,258	1,254	1,300
		113 Wells St.	North Berwick	ME	—	United Technologies Corporation	1965/1980	820,868	2,346	2,346	1,811

2011	3/31/2011	2455 Premier Dr.	Orlando	FL	—	Walgreen Company	1980	205,016	508	786	508
	5/31/2011	291 Park Center Dr.	Winchester	VA	(5)	Kraft Foods North America, Inc.	2001	344,700	1,608	1,576	0
	9/25/2011	3820 Micro Dr.	Millington	TN	(6)	Ingram Micro, L.P (Ingram Micro, Inc.)	1997	701,819	2,440	2,370	0
	9/30/2011	1601 Pratt Ave.	Marshall	MI	—	Joseph Campbell Company	1979	53,600	120	118	0

2012	8/4/2012	101 Michelin Dr.	Laurens	SC	—	CEVA Logistics US, Inc. (TNT Holdings BV)	1991/1993	1,164,000	3,102	3,304	2,619
		7111 Crabb Rd.	Temperance	MI	—	CEVA Logistics US, Inc. (TNT Holdings BV)	1978/1993	744,570	2,078	2,212	1,756
	10/31/2012	43955 Plymouth Oaks Blvd.	Plymouth	MI	—	Tower Automotive Operations USA I, LLC (Tower Automotive Holdings I, LLC)	1996/1998	290,133	1,886	1,834	2,083
	12/31/2012	245 Salem Church Rd.	Mechanicsburg	PA	—	Exel Logistics, Inc. (NFC plc)	1985	252,000	870	866	0

2013	10/31/2013	7150 Exchequer Dr.	Baton Rouge	LA	—	Corporate Express Office Products, Inc. (CEX Holding, Inc.)	1998/2005	79,086	460	440	0
	12/13/2013	3333 Coyote Hill Rd.	Palo Alto	CA	—	Xerox Corporation	1973/1975/1982	202,000	3,580	3,390	3,499

2014	1/2/2014	Moody Commuter & Tech Park	Moody	AL	—	CEVA Logistics US, Inc. (TNT Holdings BV)	2004	595,346	1,054	1,054	1,054
	1/31/2014	1133 Poplar Creek Rd.	Henderson	NC	—	Corporate Express Office Products, Inc. (Buhrmann, N.V.)	1998/2006	196,946	820	810	0
						Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson
	12/31/2014	3686 South Central Ave.	Rockford	IL	—	Transportation Company, Inc.)	1992	90,000	332	314	446

2015	10/31/2015	3600 Southgate Dr.	Danville	IL	—	Sygma Network, Inc. (Sysco Corporation)	2000	205,150	1,206	1,206	1,027
						Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson
	12/31/2015	749 Southrock Dr.	Rockford	IL	—	Transportation Company, Inc.)	1998	150,000	450	488	525

2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	—	MAHLE Clevite, Inc. (MAHLE Industries, Inc.)	1989	268,104	954	916	0
	3/31/2016	19500 Bulverde Rd.	San Antonio	TX	—	Harcourt, Inc. (Harcourt General, Inc.)	2001	559,258	3,330	3,430	0
	8/31/2016	10590 Hamilton Ave.	Cincinnati	OH	—	The Hillman Group, Inc.	1991/1994/1995/2005	247,088	792	792	0
	9/30/2016	900 Industrial Blvd.	Crossville	TN	—	Dana Commercial Vehicle Products, LLC (Dana Limited)	1989	222,200	684	684	802

2017	2/28/2017	3456 Meyers Ave.	Memphis	TN	—	Sears, Roebuck & Company	1973	780,000	1,592	1,694	1,592
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	—	The McGraw-Hill Companies, Inc.	2002	330,988	1,090	1,164	0
	9/30/2017	250 Swathmore Ave.	High Point	NC	—	Steelcase, Inc.	2002	244,851	1,056	1,086	1,165
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	—	Atlas Cold Storage America, LLC	2000	296,972	2,810	2,596	0

2018	5/31/2018	50 Tyger River Dr.	Duncan	SC	(6)	Plastic Omnium Exteriors, LLC	2005/2007	222,103	902	902	0
	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	—	ODW Logistics, Inc.	1973	772,450	1,348	1,342	1,347

2019	10/17/2019	10345 Philipp Pkwy	Streetsboro	OH	—	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	2004	649,250	2,290	2,610	3,149

LEXINGTON REALTY TRUST
Property Leases and Vacancies — Consolidated Portfolio — 6/30/08

Year of	Date of						Year		Annualized	Annualized	Fixed Rent at
Lease	Lease						Built/Renovated/	Sq.Ft. Leased	Cash Rent	GAAP Rent	Next Option
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Expanded	or Available (1)	($000) (2)	($000) (3)	($000) (4)

2020	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	—	James Hardie Building Products, Inc. (James Hardie NV)	1996/2001	425,816	3,400	3,400	0
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	—	Time Customer Service, Inc. (Time, Inc.)	1986	229,605	1,084	1,276	0
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	—	Mimeo.com, Inc.	1987	107,405	350	370	0
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	—	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	1975/1979/1995	443,380	5,254	0	1,802

2021	3/30/2021	121 Technology Dr.	Durham	NH	—	Heidelberg Web Systems, Inc.	1986/2002/2003	500,500	1,330	1,998	0
	3/31/2021	6050 Dana Way	Antioch	TN	—	W.M Wright Company	1999	338,700	1,226	1,226	0
	5/31/2021	477 Distribution Pkwy.	Collierville	TN	—	Federal Express Corporation	1984/1987/2005	120,000	480	404	0
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	—	Quickie Manufacturing Corporation	1998/2001/2006	423,280	1,236	1,356	0
	12/31/2021	224 Harbor Freight Rd.	Dillon	SC	(6)	Harbor Freight Tools USA, Inc. (Central Purchasing, Inc.)	2001/2005	1,010,859	2,964	3,078	0

2025	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	—	Dana Light Axle Products, LLC (Dana Limited)	1988/1999	336,350	1,346	1,346	1,402
		4010 Airpark Dr.	Owensboro	KY	—	Dana Structural Products, LLC (Dana Limited)	1998/2006	211,598	1,208	1,208	829
		301 Bill Bryan Rd.	Hopkinsville	KY	—	Dana Structural Products, LLC (Dana Limited)	1989/1999/2000/2005	424,904	1,688	1,688	1,512
		730 North Black Branch Rd.	Elizabethtown	KY	—	Dana Structural Products, LLC (Dana Limited)	2001	167,770	536	536	558
		750 North Black Branch Rd.	Elizabethtown	KY	—	Dana Structural Products, LLC (Dana Limited)	1995/2000/2001	539,592	2,838	2,838	2,960
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	—	Royal Appliance Manufacturing Company	1997	458,000	1,944	2,188	2,040

2026	10/30/2026	5001 Greenwood Rd.	Shreveport	LA	—	Libbey Glass, Inc. (Libbey Inc.)	2006	646,000	1,938	2,166	0

NA	NA	191 Arrowhead Dr.	Hebron	OH	—	(Available for Lease)	1999	147,450	0	0	0
		250 Rittenhouse Cir.	Bristol	PA	—	(Available for Lease)	1983/1997	255,019	592	648	0
		3350 Miac Cove Rd.	Memphis	TN	—	(Available for Lease)	1987	33,954	0	0	0
		34 East Main St.	New Kingstown	PA	—	(Available for Lease)	1981	179,200	210	194	0
		4425 Purks Rd.	Auburn Hills	MI	—	(Available for Lease)	1987/1988/1998	183,717	0	0	0
		46600 Port St.	Plymouth	MI	—	(Available for Lease)	1996	134,160	0	0	0
		6 Doughten Rd.	New Kingstown	PA	—	(Available for Lease)	1989	162,000	0	0	0
		6050 Dana Way	Antioch	TN	—	(Available for Lease)	1999	338,700	0	0	0

INDUSTRIAL TOTAL/WEIGHTED AVERAGE						92.9% Leased		20,333,462	77,406	73,336

LEXINGTON REALTY TRUST
Property Leases and Vacancies — Consolidated Portfolio — 6/30/08

Year of	Date of						Year		Annualized	Annualized	Fixed Rent at
Lease	Lease						Built/Renovated/	Sq.Ft. Leased	Cash Rent	GAAP Rent	Next Option
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Expanded	or Available (1)	($000) (2)	($000) (3)	($000) (4)

RETAIL PROPERTIES

2008	7/1/2008	1600 East 23rd St.	Chattanooga	TN	—	The Kroger Company	1983	42,130	708	346	0
	10/31/2008	1000 US Hwy. 17	North Myrtle Beach	SC	—	Food Lion, Inc.	1981	43,021	144	1,938	0
		835 Julian Ave.	Thomasville	NC	—	Food Lion, Inc.	1983	21,000	106	106	0
	12/31/2008	7200 Cradle Rock Way	Columbia	MD	—	GFS Realty, Inc. (Giant Food, Inc.)	1979	57,209	300	412	146

2009	1/31/2009	35400 Cowan Rd.	Westland	MI	—	Sam’s Real Estate Business Trust	1987/1997	101,402	752	752	0
	3/31/2009	2500 E. Carrier Pkwy.	Grand Prairie	TX	—	Safeway Stores, Inc.	1984	49,349	494	372	274
	9/30/2009	1032 Fort St. Mall	Honolulu	HI	—	Macy's Department Stores, Inc.	1979/2002	85,610	990	972	990
	12/31/2009	1066 Main St.	Forest Park	GA	—	Bank South, N.A. (Bank of America Corporation)	1969	14,859	216	186	199
		201 West Main St.	Cumming	GA	—	Bank South, N.A. (Bank of America Corporation)	1968/1982	14,208	214	286	198
		2223 North Druid Hills Rd.	Atlanta	GA	—	Bank South, N.A. (Bank of America Corporation)	1972	6,260	120	96	112
		3468 Georgia Hwy. 120	Duluth	GA	—	Bank South, N.A. (Bank of America Corporation)	1971	9,300	144	150	133
		4545 Chamblee – Dunwoody Rd.	Chamblee	GA	—	Bank South, N.A. (Bank of America Corporation)	1972	4,565	96	74	88
		4733 Hills & Dales Rd.	Canton	OH	—	Bally's Total Fitness of the Midwest (Bally's Health & Tennis Corporation)	1987	37,214	446	396	0
		825 Southway Dr.	Jonesboro	GA	—	Bank South, N.A. (Bank of America Corporation)	1971	4,894	84	64	77
		956 Ponce de Leon Ave.	Atlanta	GA	—	Bank South, N.A. (Bank of America Corporation)	1975	3,900	84	86	78
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	—	Bank South, N.A. (Bank of America Corporation)	1973	5,704	102	90	95

2010	5/31/2010	24th St. West & St. John’s Ave.	Billings	MT	—	Safeway Stores, Inc.	1981	40,800	186	332	186

2011	5/31/2011	18601 Alderwood Mall Blvd.	Lynnwood	WA	—	Toys “R” Us, Inc.	1981/1993	43,105	282	298	279
		4811 Wesley St.	Greenville	TX	—	Safeway Stores, Inc.	1981	48,427	170	242	171
		12535 Southeast 82nd Ave.	Clackamas	OR	—	Toys “R” Us, Inc.	1981	42,842	306	324	298
		6910 South Memorial Hwy.	Tulsa	OK	—	Toys “R” Us, Inc.	1981	43,123	258	272	255
	9/30/2011	928 First Ave.	Rock Falls	IL	—	Rock Falls Country Market, LLC (Rock Island Country Market, LLC)	1982	27,650	78	96	140
	12/29/2011	13133 Steubner Ave.	Houston	TX	—	The Kroger Company	1980	52,200	282	404	281

2012	4/30/2012	10415 Grande Ave.	Sun City	AZ	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	166	352	0
		119 North Balboa Rd.	El Paso	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1983	10,000	166	136	0
		402 East Crestwood Dr.	Victoria	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	166	116	0
		4121 South Port Ave.	Corpus Christi	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	166	136	0
		900 South Canal St.	Carlsbad	NM	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1981	10,000	166	104	0
		901 West Expwy.	McAllen	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	166	164	0
	5/31/2012	12000 East Mississippi Ave.	Aurora	CO	—	Safeway Stores, Inc.	1981/1996	24,000	258	276	257
		3451 Alta Mesa Blvd.	Fort Worth	TX	—	Minyard Food Stores, Inc.	1985	44,000	304	360	304
		Old Mammoth Rd./Meridian Blvd.	Mammoth Lakes	CA	—	Safeway Stores, Inc.	1982	44,425	410	574	410
	11/30/2012	101 West Buckingham Rd.	Garland	TX	—	Minyard Food Stores, Inc.	1982	40,000	326	326	326
		120 South Waco St.	Hillsboro	TX	—	Brookshire Grocery	1982	35,000	160	186	161
		1415 Hwy. 377 East	Granbury	TX	—	The Kroger Company	1982	35,000	204	316	203
		205 Homer Rd.	Minden	LA	—	Brookshire Grocery	1981	35,000	192	286	193

LEXINGTON REALTY TRUST
Property Leases and Vacancies — Consolidated Portfolio — 6/30/08

Year of	Date of						Year		Annualized	Annualized	Fixed Rent at
Lease	Lease						Built/Renovated/	Sq.Ft. Leased	Cash Rent	GAAP Rent	Next Option
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Expanded	or Available (1)	($000) (2)	($000) (3)	($000) (4)

2013	2/28/2013	US 221 & Hospital Rd.	Jefferson	NC	—	Food Lion, Inc.	1981	23,000	72	78	73
		104 Branchwood Shopping Center	Jacksonville	NC	—	Food Lion, Inc.	1982/1995	23,000	84	110	84
		291 Talbert Blvd.	Lexington	NC	—	Food Lion, Inc.	1981	23,000	138	132	138
		S. Carolina 52/52 Bypass	Moncks Corner	SC	—	Food Lion, Inc.	1982	23,000	62	124	62
		3211 West Beverly St.	Staunton	VA	—	Food Lion, Inc.	1971	23,000	166	166	166
	7/1/2013	1053 Mineral Springs Rd.	Paris	TN	—	The Kroger Company	1983	31,170	468	0	159
		302 Coxcreek Pkwy.	Florence	AL	—	The Kroger Company	1983	42,130	660	312	223
	10/31/2013	1084 East Second St.	Franklin	OH	—	Marsh Supermarkets, Inc.	1961/1978	29,119	112	158	111
		130 Midland Ave.	Port Chester	NY	—	Pathmark Stores, Inc.	1982	59,000	1,114	1,196	458
		5104 North Franklin Rd.	Lawrence	IN	—	Marsh Supermarkets, Inc.	1983	28,721	194	194	193
		Brown Mill Rd./US 601	Concord	NC	—	Food Lion, Inc.	1983	32,259	196	164	197
		Little Rock Rd./Tuckaseegee Rd.	Charlotte	NC	—	Food Lion, Inc.	1982/1997	33,640	98	152	98

2014	2/28/2014	9580 Livingston Rd.	Oxon Hill	MD	—	GFS Realty, Inc. (Giant Food, Inc.)	1976	107,337	204	274	164
	3/31/2014	1642 Williams Ave.	Grants Pass	OR	—	Safeway Stores, Inc.	1984	33,770	292	216	162
		Bisbee Naco Hwy. & Hwy. 92	Bisbee	AZ	—	Safeway Stores, Inc.	1984	30,181	274	204	152
		N.E.C. 45th St./Lee Blvd.	Lawton	OK	—	Associated Wholesale Grocers Inc.	1984	30,757	334	178	185
		Grant Rd. & Craycroft Road	Tucson	AZ	—	Safeway Stores, Inc.	1983	37,268	364	304	202
		224th St. & Meridan Ave.	Graham	WA	—	Safeway Stores, Inc.	1984	44,718	412	384	229
		400 East Meridian Ave.	Milton	WA	—	Safeway Stores, Inc.	1984	44,718	476	418	264
		228th Ave., Northeast	Redmond	WA	—	Safeway Stores, Inc.	1984	44,718	504	508	279
		4512 North Market St.	Spokane	WA	—	Safeway Stores, Inc.	1984	38,905	374	264	208

2015	1/25/2015	3711 Gateway Dr.	Eau Claire	WI	—	Kohl's Department Stores, Inc.	1994	76,164	468	462	487
	1/31/2015	1700 State Route 160	Port Orchard	WA	—	Save-A-Lot, Ltd.	1983	16,037	72	72	97

2017	3/31/2017	1610 South Westmoreland Ave.	Dallas	TX	—	Malone’s Food Stores	1960	68,024	358	478	376
	4/30/2017	2401 Wooton Pkwy.	Rockville	MD	—	GFS Realty, Inc. (Giant Food, Inc.)	1977	51,682	114	152	92
	11/30/2017	10340 U.S. 19	Port Richey	FL	—	Kingswere Furniture	1980	53,820	0	0	400

2018	2/26/2018	4831 Whipple Ave., Northwest	Canton	OH	—	Best Buy Company, Inc.	1995	46,350	466	466	465
		399 Peachwood Centre Dr.	Spartanburg	SC	—	Best Buy Company, Inc.	1996	45,800	396	396	395
	8/31/2018	1025 West Lehigh Ave.	Philadelphia	PA	—	Citizens Bank of Pennsylvania	1922	3,800	148	66	72
		1055 West Baltimore Pike	Lima	PA	—	Citizens Bank of Pennsylvania	1983	3,800	170	82	82
		10650 Bustleton Ave.	Philadelphia	PA	—	Citizens Bank of Pennsylvania	1970	3,800	148	90	71
		15 Newton – Richboro Rd.	Richboro	PA	—	Citizens Bank of Pennsylvania	1976	3,800	136	90	66
		15 South 52nd St.	Philadelphia	PA	—	Citizens Bank of Pennsylvania	1921	3,800	186	88	90
		2001-03 Broad St.	Philadelphia	PA	—	Citizens Bank of Pennsylvania	1920	3,800	198	102	96
		2014 Cottman Ave.	Philadelphia	PA	—	Citizens Bank of Pennsylvania	1980	3,800	210	108	101

LEXINGTON REALTY TRUST
Property Leases and Vacancies — Consolidated Portfolio — 6/30/08

Year of	Date of						Year		Annualized	Annualized	Fixed Rent at
Lease	Lease						Built/Renovated/	Sq.Ft. Leased	Cash Rent	GAAP Rent	Next Option
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Expanded	or Available (1)	($000) (2)	($000) (3)	($000) (4)

		25 East Main St.	Lansdale	PA	—	Citizens Bank of Pennsylvania	1966	3,800	156	72	75
		363 West Lancaster Ave.	Wayne	PA	—	Citizens Bank of Pennsylvania	1983	3,800	200	132	97
		4947 North Broad St.	Philadelphia	PA	—	Citizens Bank of Pennsylvania	1920	3,800	140	78	67
		559 North Main St.	Doylestown	PA	—	Citizens Bank of Pennsylvania	1976	3,800	148	102	71
		6201 North 5th St.	Philadelphia	PA	—	Citizens Bank of Pennsylvania	1975	3,800	44	34	21
		7323-29 Frankford Ave.	Philadelphia	PA	—	Citizens Bank of Pennsylvania	1960	3,800	164	130	79
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	—	Kmart Corporation	1992	94,970	110	328	0
		12080 Carmel Mountain Rd.	San Diego	CA	—	Sears Holding Corporation	1993	107,210	124	752	0
		21082 Pioneer Plaza Dr.	Watertown	NY	—	Kmart Corporation	1993	120,727	184	482	0
		255 Northgate Dr.	Manteca	CA	—	Kmart Corporation	1993	107,489	196	556	0
		5350 Leavitt Rd.	Lorain	OH	—	Kmart Corporation	1993	193,193	276	732	0
		97 Seneca Trail	Fairlea	WV	—	Kmart Corporation	1993/1999	90,933	130	346	0

2021	1/31/2021	3040 Josey Ln.	Carrollton	TX	—	Ong’s Family Inc.	1984	61,000	240	404	0

2028	1/31/2028	2010 Apalachee Pkwy.	Tallahassee	FL	—	Kohl's Department Stores, Inc.	2007	102,381	400	420	484
	8/31/2028	9803 Edmonds Way	Edmonds	WA	(8)	PCC Natural Markets	1981	34,459	0	0	0

NA	NA	1700 State Route 160	Port Orchard	WA	—	(Available for Lease)	1983	11,931	0	0	0
		3621 E Lincoln Way	Cheyenne	WY	—	(Available for Lease)	1981	31,420	0	0	0
		5402 4th St.	Lubbock	TX	—	(Available for Lease)	1978	53,820	0	0	0
		5544 Atlanta Hwy.	Montgomery	AL	—	(Available for Lease)	1980/2007	60,698	0	0	0
		9400 South 755 East	Sandy	UT	—	(Available for Lease)	1981	41,612	0	0	0
		Kipling St. & Bowles Ave.	Littleton	CO	—	(Available for Lease)	1981	29,360	0	0	0

RETAIL TOTAL/WEIGHTED AVERAGE						93.4% Leased		3,448,088	21,592	24,382

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						94.09% Leased		41,072,857	368,260	361,904

Footnotes

(1)	Square foot leased or vacant includes those tenants with month-to-month leases.

(2)	Annualized cash rent is calculated as follows: six months rent obligation for the reported period, multiplied by 2.

(3)	Annualized GAAP base rent is calculated as follows: six months rent obligation for the reported period, multiplied by 2.

(4)	Rent at option rate listed for those lease contracts where a set rent in dollars is specified, as it relates to Fixed Rent at Next Option.

(5)	Lesser of the noted rent or a function of fair market value such as 100%, 95%, or 90%.

(6)	Greater of the noted rent or a function of fair market value such as 100%, 95%, or 90%.

(7)	Rents from tenants prior to expiration of lease, prior tenant has vacated.

(8)	Tenant occupies space, rent has not yet commenced.

LEXINGTON REALTY TRUST
Property Leases and Vacancies — Net Lease Strategic Asset Fund Portfolio — 6/30/08

Year of	Date of						Year		Annualized	Annualized	Fixed Rent at
Lease	Lease						Built/Renovated/	Sq.Ft. Leased	Cash Rent	GAAP Rent	Next Option
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Expanded	or Available (1)	($000) (2)	($000) (3)	($000) (4)

NET LEASE STRATEGIC ASSET FUND PROPERTIES
2009	9/30/2009	109 Stevens St.	Jacksonville	FL	(5)	Unisource Worldwide, Inc.	1959/1967	168,800	620	568	0

2010	8/17/2010	904 Industrial Rd.	Marshall	MI	—	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	1968/1972	195,640	332	332	0
	10/15/2010	601 & 701 Experian Pkwy.	Allen	TX	—	Experian Information Solutions, Inc. (TRW, Inc.)	1981/1983	292,700	278	1,936	0
	10/31/2010	265 Lehigh St.	Allentown	PA	—	Wachovia Bank N.A.	1980	71,230	248	570	261
		5201 West Barraque St.	Pine Bluff	AR	—	Entergy Services, Inc.	1980	27,189	192	192	192

2011	5/31/2011	1200 Jupiter Rd.	Garland	TX	—	Raytheon Company	1980	278,759	268	358	1,588
	7/15/2011	19019 North 59th Ave.	Glendale	AZ	—	Honeywell International, Inc.	1985/1997/2000	252,300	1,318	1,642	0

2012	4/30/2012	3600 Army Post Rd.	Des Moines	IA	(6)	EDS Information Services, LLC (Electronic Data Systems Corporation)	2000	405,000	2,798	2,968	0
	5/31/2012	101 Creger Dr.	Ft. Collins	CO	—	Lithia Motors	1982	10,000	274	236	0

2013	5/31/2013	2401 Cherahala Blvd.	Knoxville	TN	—	Advance PCS, Inc.	2002	59,748	900	900	0
	6/30/2013	420 Riverport Rd.	Kingsport	TN	—	American Electric Power	1981	42,770	470	306	310
		8555 South River Pkwy.	Tempe	AZ	(6)	ASM Lithography, Inc. (ASM Lithography Holding NV)	1998	95,133	1,146	1,186	0
	10/31/2013	3943 Denny Ave.	Pascagoula	MS	—	Northrop Grumman Systems Corporation	1995	94,841	704	680	0
	12/31/2013	120 Southeast Parkway Dr.	Franklin	TN	—	Essex Group, Inc. (United Technologies Corporation)	1970	289,330	794	384	735

2014	1/31/2014	1401 & 1501 Nolan Ryan Parkway	Arlington	TX	—	Siemens Dematic Postal Automation, L.P.	2003	236,547	1,282	1,410	0
	4/30/2014	12000 & 12025 Tech Center Dr.	Livonia	MI	(6)	Kelsey-Hayes Company (TRW Automotive Inc.)	1987/1988/1990	180,230	1,928	2,074	0
	6/30/2014	70 Mechanic St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	1965/1967/1971	251,914	740	534	2,817
	12/31/2014	324 Industrial Park Rd.	Franklin	NC	(5)	SKF USA, Inc.	1996	72,868	396	396	0

2015	6/30/2015	1901 49th Ave.	Minneapolis	MN	(5)	Owens Corning Roofing and Asphalt, LLC	2003	18,620	578	578	0
		2500 Patrick Henry Pkwy	McDonough	GA	—	Georgia Power Company	1999	111,911	1,452	1,536	0
		2935 Van Vactor Dr.	Plymouth	IN	—	Bay Valley Foods, LLC	2000/2003	300,500	772	810	425
		3711 San Gabriel	Mission	TX	—	Voicestream PCS II Corporation (T-Mobile USA, Inc.)	2003	75,016	900	1,020	0
	9/27/2015	9110 Grogans Mill Rd.	Houston	TX	—	Baker Hughes, Inc.	1992	275,750	302	544	0
	9/27/2015	2529 West Thorne Dr.	Houston	TX	—	Baker Hughes, Inc.	1982/1999	65,500	854	462	0

2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	—	Nextel of Texas	2001	108,800	1,522	1,616	0
	5/14/2016	6455 State Hwy 303 Northeast	Bremerton	WA	—	Nextel West Corporation	2002	60,200	1,084	1,162	0
	9/30/2016	1440 East 15th St.	Tucson	AZ	—	Cox Communications, Inc.	1988	28,591	480	528	0
	11/30/2016	736 Addison Rd.	Erwin	NY	(6)	Corning, Inc.	2006	408,000	1,126	1,224	0

2017	12/31/2017	11411 North Kelly Avenue	Oklahoma City	OK	—	American Golf Corporation	1991/1996	13,924	474	478	0

2018	8/31/2018	3500 North Loop Rd.	McDonough	GA	—	Litton Loan Servicing, L.P.	2007	62,218	1,092	1,092	0

2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	—	Voice Stream PCS I, LLC (T-Mobile USA, Inc.)	2004	77,484	1,436	1,572	0
	6/28/2019	3265 East Goldstone Dr.	Meridian	ID	(6)	Voicestream PCS II Corporation (T-Mobile USA, Inc.)	2004	77,484	1,214	1,364	0
	10/31/2019	17191 St. Luke's Way	The Woodlands	TX	—	Montgomery County Management Company, LLC	2004	41,000	718	922	0
		9601 Renner Blvd.	Lenexa	KS	(6)	Voicestream PCS II Corporation (T-Mobile USA, Inc.)	2004	77,484	1,244	1,392	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies — Net Lease Strategic Asset Fund Portfolio — 6/30/08

Year of	Date of						Year		Annualized	Annualized	Fixed Rent at
Lease	Lease						Built/Renovated/	Sq.Ft. Leased	Cash Rent	GAAP Rent	Next Option
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Expanded	or Available (1)	($000) (2)	($000) (3)	($000) (4)
2020	5/31/2020	359 Gateway Dr.	Lavonia	GA	—	TI Group Automotive Systems, LLC (TI Automotive Ltd.)	2005	133,221	1,200	1,200	0
	6/30/2020	10419 North 30th St.	Tampa	FL	—	Time Customer Service, Inc.	1986	132,981	658	770	0
	8/31/2020	First Park Dr.	Oakland	ME	(6)	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	2005	78,610	1,232	1,150	0
	11/30/2020	11555 University Blvd.	Sugar Land	TX	—	KS Management Services, LLP (St. Luke’s Episcopal Health System Corporation)	2005	72,683	598	668	0
2021	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	—	Dana Commercial Vehicle Products, LLC (Dana Limited)	1999/2004	150,945	990	1,036	0

2025	7/14/2025	590 Ecology Ln.	Chester	SC	—	Owens Corning, Inc.	2001/2005	420,597	2,186	2,168	1,678

2026	8/31/2026	25500 State Hwy 249	Tomball	TX	—	Parkway Chevrolet, Inc. (R. Durdin, J. Durdin)	2005	77,076	1,250	1,506	0

2027	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	(6)	Silver Spring Gardens, Inc. (Huntsinger Farms, Inc.)	1993/2004	159,000	930	1,172	0

	NET LEASE STRATEGIC ASSET FUND TOTAL/WEIGHTED AVERAGE					100.0% Leased		6,052,594	38,980	42,642

Footnotes

(1)	Square foot leased or vacant includes those tenants with month-to-month leases.

(2)	Annualized cash rent is calculated as follows: six months rent obligation for the reported period, multiplied by 2.

(3)	Annualized GAAP base rent is calculated as follows: six months rent obligation for the reported period, multiplied by 2.

(4)	Rent at option rate listed for those lease contracts where a set rent in dollars is specified, as it relates to Fixed Rent at Next Option.

(5)	Lesser of the noted rent or a function of fair market value such as 100%, 95%, or 90%.

(6)	Greater of the noted rent or a function of fair market value such as 100%, 95%, or 90%.

LEXINGTON REALTY TRUST
2008 Second Quarter Disposition Summary
DISPOSITIONS

				Property	Gross Sale Price	Gain Recognized		Month of
	Tenants/Guarantors	Location		Type	($000)	($000)	Cash Cap Rate	Disposition
1	Pathmark Stores, Inc.	Carteret	NJ	Office	$14,323	$72	7.0% (1)	June
2	Pathmark Stores, Inc.	Garwood	NJ	Retail	$4,785	$781	6.7%	April
3	Pathmark Stores, Inc.	Philadelphia	PA	Retail	$6,000	$783	6.7%	April
4	The Kroger Company	Memphis	TN	Office	$5,985	$2,283	9.7%	June
5	Vacant	Walnut Creek	CA	Office	$15,000	$6	N/A (2)	May

5	TOTAL DISPOSITIONS				$46,093	$3,925	7.4%

Footnotes

(1)	Calculated based upon 2011 step down rent.

(2)	N/A — not applicable as property is vacant.

LEXINGTON REALTY TRUST
2008 Second Quarter Dispositions to Net Lease Strategic Asset Fund L.P.
DISPOSITIONS TO NET LEASE STRATEGIC ASSETS FUND L.P.

Month of
	Tenants/Guarantors	Location		Property Type	Disposition
1	Baker Hughes, Inc.	Houston	TX	Industrial	May
2	Raytheon Company	Garland	TX	Office	May

2	TOTAL DISPOSITIONS TO NET LEASE STRATEGIC ASSETS FUND L.P.

LEXINGTON REALTY TRUST
2008 Second Quarter Leasing Summary
NEW LEASES

							New Cash Rent	Prior Cash Rent	New GAAP Rent	Prior GAAP Rent
				Property	Lease Expiration		Per Annum	Per Annum	Per Annum	Per Annum
	Tenants/Guarantors	Location		Type	Date	Sq. Ft.	($000)	($000)	($000)	($000)
1	Angel M.L. You (1)	Honolulu	HI	Office	05/2011	423	$11	$13	$11	$13
2	Baltimore Area Convention and Visitors Assoc., Inc.	Baltimore	MD	Office	09/2019	14,629	$351	$349	$351	$349
3	BI-LO, LLC	Chattanooga	TN	Retail	07/2010	42,130	$130	$708	$130	$347
4	FAQ Hawaii, Inc. (1)(2)	Honolulu	HI	Office	05/2008	309	$6	N/A	$6	N/A
5	Henderson & Hundley, P.C.	Decatur	GA	Office	07/2013	2,832	$62	$66	$62	$61
6	Internal Revenue Service	Beaumont	TX	Office	07/2009	10,960	$240	N/A	$240	N/A
7	Jennings Pacific, LLC (1)	Honolulu	HI	Office	02/2009	310	$5	$8	$5	$8
8	Mighty Dollar, LLC	Thomasville	NC	Retail	09/2018	23,767	$69	$106	$69	$106
9	Morgan & Woodling	Decatur	GA	Office	06/2013	1,078	$24	$25	$24	$23
10	Reckitt Benckiser, Inc.	Parsippany	NJ	Office	01/2016	163,386	$4,616	$4,328	$4,824	$4,244
11	The Center Club	Baltimore	MD	Office	09/2019	31,293	$612	$760	$612	$760
12	Tina Marie Williams, dba Studio VIP (1)	Honolulu	HI	Office	08/2012	324	$6	$5	$6	$5
13	US Government	Herndon	VA	Office	05/2018	159,664	$2,953	$2,870	$3,386	$2,476
14	US Navy	Beaumont	TX	Office	12/2008	1,982	$29	$29	$29	$28

14	TOTAL NEW LEASES					453,087	$9,114	$9,267	$9,755	$8,420

Footnotes

(1)	Prior cash rent was based on a gross lease. Lease has been converted to a net lease.

(2)	Two month lease. Tenant pays $463.50/month.

LEXINGTON REALTY TRUST
2008 Second Quarter Leasing Summary
LEASE EXTENSIONS

							New Cash Rent	Prior Cash Rent	New GAAP Rent	Prior GAAP Rent
				Property	Lease Expiration		Per Annum	Per Annum	Per Annum	Per Annum
	Tenants/Guarantors	Location		Type	Date	Sq. Ft.	($000)	($000)	($000)	($000)
1	Amy K.S. Fung, dba Hong Kong Fashion	Honolulu	HI	Retail	03/2010	347	$5	$7	$5	$7
2	Associated Wholesale Grocers, Inc.	Lawton	OK	Retail	03/2014	30,757	$185	$334	$207	$204
3	Compass Bank	Beaumont	TX	Office	12/2014	49,639	$683	$683	$683	$683
4	Diabetech, LP	Dallas	TX	Office	06/2009	424	$6	$5	$6	$5
5	Donna Reed, dba Donna’s Tattoo Shop	Honolulu	HI	Retail	02/2010	285	$5	$5	$5	$5
6	Doris ABE, dba Tropic Beauty Salon	Honolulu	HI	Retail	06/2011	303	$4	$5	$4	$5
7	Fisher Hawaii, Inc.	Honolulu	HI	Retail	01/2013	8,216	$157	$135	$157	$135
8	Fisher Hawaii, Inc.	Honolulu	HI	Retail	01/2013	1,682	$4	$3	$4	$3
9	Harvard Vanguard Medical Assoc.	Boston	MA	Office	12/2022	52,337	$1,532	$1,350	$1,682	$1,074
10	Hazel M. Yoichisako, dba Miki’s Beauty Shop	Honolulu	HI	Retail	05/2010	326	$4	$5	$4	$5
11	James K.Y. Lee and Li-Ping Lee	Honolulu	HI	Retail	03/2012	857	$13	$18	$13	$18
12	Jane Shigemoto, dba Star Beauty Shop	Honolulu	HI	Retail	05/2009	663	$8	$10	$8	$10
13	Joan M. Nishiguchi, dba Joan’s Beauty Shop	Honolulu	HI	Retail	05/2011	276	$3	$4	$3	$4
14	JP Morgan Chase Bank	Lake Mary	FL	Office	09/2015	125,920	$1,789	$3,047	$2,096	$2,593
15	JP Morgan Chase Bank	Lake Mary	FL	Office	09/2015	125,155	$1,715	$3,148	$2,053	$2,653
16	League of Women Voters of Hawaii	Honolulu	HI	Office	05/2011	929	$11	$16	$11	$16
17	Leetex Construction	Dallas	TX	Office	07/2011	1,487	$21	$18	$21	$18
18	Owens Corning Insulating Systems, LLC	Hebron	OH	Industrial	09/2008	102,960	$278	$278	$278	$278
19	Royal Appliance Manufacturing Company	Glenwillow	OH	Industrial	07/2025	458,000	$1,944	$1,944	$2,225	$2,153
20	Safeway Stores, Inc.	Bisbee	AZ	Retail	03/2014	30,181	$152	$273	$203	$203
21	Safeway Stores, Inc.	Spokane	WA	Retail	03/2014	38,905	$208	$375	$264	$264
22	Safeway Stores, Inc.	Tucson	AZ	Retail	03/2014	37,268	$202	$364	$304	$304
23	Sharon Teruya Cargo, dba H&S Beauty Shoppe	Honolulu	HI	Retail	05/2011	285	$4	$5	$4	$5

23	TOTAL LEASE EXTENSIONS					1,067,202	$8,933	$12,032	$10,240	$10,645

37	TOTAL NEW AND RENEWED LEASES					1,520,289	$18,047	$21,299	$19,995	$19,065

LEXINGTON REALTY TRUST
Lease Rollover Schedule by Property Type- Cash Basis
6/30/2008

	Office			Industrial			Retail
	Net Rentable	Cash Rental	Net Rent	Net Rentable	Cash Rental	Net Rent	Net Rentable	Cash Rental	Net Rent
Year	Area	Revenue ($000)	PSF	Area	Revenue ($000)	PSF	Area	Revenue ($000)	PSF

2008	536,998	$17,840	$33.22	471,501	$4,018	$8.52	163,360	$1,258	$7.70
2009	1,824,042	$26,360	$14.45	453,260	$1,150	$2.54	337,265	$3,742	$11.10
2010	1,103,457	$19,296	$17.49	1,723,112	$5,252	$3.05	40,800	$186	$4.56
2011	536,022	$10,956	$20.44	1,305,135	$4,676	$3.58	257,347	$1,376	$5.35
2012	1,559,591	$22,028	$14.12	2,450,703	$7,936	$3.24	317,425	$2,850	$8.98
2013	1,868,329	$27,254	$14.59	281,086	$4,040	$14.37	371,039	$3,364	$9.07
2014	2,182,163	$38,812	$17.79	882,292	$2,206	$2.50	412,372	$3,234	$7.84
2015	1,817,531	$26,416	$14.53	355,150	$1,656	$4.66	92,201	$540	$5.86
2016	667,239	$9,330	$13.98	1,296,650	$5,760	$4.44	—	$—	$—
2017	265,175	$4,300	$16.22	1,652,811	$6,548	$3.96	173,526	$472	$2.72
2018	735,272	$12,496	$17.00	994,553	$2,250	$2.26	856,072	$3,930	$4.59
2019	1,417,767	$18,412	$12.99	649,250	$2,290	$3.53	—	$—	$—
2020	186,865	$2,924	$15.65	1,206,206	$10,088	$8.36	—	$—	$—
2021	454,860	$7,682	$16.89	2,393,339	$7,236	$3.02	61,000	$240	$3.93
2022	52,337	$1,558	$29.77	—	$—	$—	—	$—	$—
2023	247,254	$1,036	$4.19	—	$—	$—	—	$—	$—
2024	—	$—	$—	—	$—	$—	—	$—	$—
2025	145,200	$2,294	$15.80	2,138,214	$9,560	$4.47	—	$—	$—
2026	—	$—	$—	646,000	$1,938	$3.00	—	$—	$—
2027	—	$—	$—	—	$—	$—	—	$—	$—
2028	—	$—	$—	—	$—	$—	136,840	$400	$2.92

Total/Weighted Average (1)	15,600,102	$248,994	$15.96	18,899,262	$76,604	$4.05	3,219,247	$21,592	$6.71

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding, and does not include multi-tenant leases.

LEXINGTON REALTY TRUST
Lease Rollover Schedule — GAAP Basis
6/30/2008

		Total
	Number of	Annualized	Percentage of Total
	Leases	GAAP Base	Annualized GAAP
Year	Expiring	Rent ($000)	Base Rent

2008	10	$17,800	5.24%
2009	25	$29,016	8.54%
2010	15	$24,846	7.31%
2011	16	$17,216	5.07%
2012	30	$33,324	9.81%
2013	31	$35,314	10.39%
2014	27	$42,426	12.48%
2015	14	$28,084	8.26%
2016	12	$15,414	4.54%
2017	11	$12,078	3.55%
2018	29	$19,186	5.65%
2019	7	$21,630	6.37%
2020	6	$8,132	2.39%
2021	9	$16,264	4.79%
2022	1	$1,594	0.47%
2023	1	$2,814	0.83%
2024	—	$—	0.00%
2025	8	$12,098	3.56%
2026	1	$2,166	0.64%
2027	—	$—	0.00%
2028	2	$420	0.12%

Total (1)	255	$339,822	100.0%

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding, and does not include multi-tenant leases.

LEXINGTON REALTY TRUST
Joint Venture Investments — Proportionate Share
Six Months Ended June 30, 2008
($000)

Joint Venture Operations- Real Estate
EBITDA	$14,802

Interest expense	$4,900

Joint Venture Operations- Debt Platform
Interest income	$18,604
Interest expense	(9,443)
Other expenses, net	(883)
Gain- debt extinguishment	3,851
Impairment charge	(29,008)

Net loss	$(16,879)

LEXINGTON REALTY TRUST
Selected Balance Sheet Account Detail
As of June 30, 2008
($000)

Investments in and advances to non-consolidated entities	$227,466

Lexington’s “Investments in and advances to non-consolidated entities” line item includes investments in entities which invest in real estate debt securities and net leased properties. A summary is as follows:

Investment in debt platform	$143,722
Investment in net lease partnerships	83,744

Other assets	$69,349

The components of other assets are:

Due from lender/trustee	$26,893
CIP/Deposits	6,976
Investments	15,711
Equipment	4,960
Prepaids	7,173
Other receivables	7,471
Other	165

Accounts payable and other liabilities	$42,340

The components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$12,453
CIP accruals and other	12,665
Taxes	514
Deferred lease costs	1,320
Subordinated notes	3,039
Deposits	1,386
Escrows	3,329
Transaction costs	5,119
Derivative liability	2,515

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
6/30/2008

						Current
						Estimated	Balloon
			Debt Balance	Interest Rate		Annual Debt	Payment
Property	Footnotes		($000)	(%)	Maturity (a)	Service ($000) (d)	($000)

Canton, OH			$2,944	7.150%	08/2008	$26	$2,936
Spartanburg, SC			2,445	7.150%	08/2008	22	2,438
Irvine, CA			1,391	9.339%	09/2008	1,413	—
Owensboro, KY			3,171	7.940%	12/2008	1,680	—
Columbia, MD			833	8.625%	12/2008	222	719
Clinton, CT			490	7.940%	12/2008	519	—
Long Beach, CA			10,778	6.250%	01/2009	11,286	—
Long Beach, CA			3,994	6.160%	01/2009	4,180	—
Florence, SC			8,570	7.500%	02/2009	507	8,443
Canton, OH			250	9.490%	02/2009	259	—
Baton Rouge, LA			1,535	7.375%	03/2009	139	1,478
Bristol, PA			5,352	7.250%	04/2009	428	5,228
Henderson, NC			3,947	7.390%	05/2009	417	3,854
Westland, MI			796	10.500%	09/2009	683	—
Houston, TX	(b	)	19,266	5.810%	10/2009	2,032	18,229
High Point, NC			8,029	5.750%	10/2009	695	7,741
Salt Lake City, UT			3,428	7.610%	10/2009	2,901	—
San Francisco, CA			21,832	3.893%	12/2009	2,110	20,000
Pleasanton, CA			4,249	10.250%	12/2009	727	3,808
Richmond, VA			15,635	8.100%	02/2010	1,511	15,257
Fishers, IN	(b	)	14,042	5.880%	04/2010	1,499	12,960
Hampton, VA			6,939	8.270%	04/2010	677	6,758
Hampton, VA			4,255	8.260%	04/2010	415	4,144
Lorain, OH	(b	)	1,988	5.540%	07/2010	873	—
Manteca, CA	(b	)	1,405	5.540%	07/2010	617	—
Watertown, NY	(b	)	1,321	5.540%	07/2010	580	—
Lewisburg, WV	(b	)	928	5.540%	07/2010	407	—
San Diego, CA	(b	)	895	5.540%	07/2010	393	—
Galesburg, IL	(b	)	788	5.540%	07/2010	346	—
Tampa, FL			5,699	6.880%	08/2010	485	5,495
Irving, TX	(b	)	26,063	5.880%	10/2010	2,432	24,454
Lake Mary, FL	(b	)	12,917	5.880%	10/2010	1,181	12,118
Lake Mary, FL	(b	)	12,878	5.880%	10/2010	1,178	12,082
Herndon, VA			17,927	8.180%	12/2010	1,723	17,301
Parsippany, NJ	(b	)	39,623	5.860%	03/2011	3,472	37,047
Renswoude, NA			41,547	5.305%	04/2011	2,949	39,414
Wallingford, CT			3,344	4.926%	05/2011	221	3,187
Auburn Hills, MI			6,516	7.010%	06/2011	637	5,918
Plymouth, MI			4,402	7.960%	07/2011	421	4,171
Winchester, VA	(b	)	10,492	5.860%	08/2011	908	9,675
New Kingston, PA			6,707	7.790%	01/2012	678	6,101
Mechanicsburg, PA			4,951	7.780%	01/2012	500	4,503
New Kingston, PA			3,196	7.780%	01/2012	323	2,906
Milford, OH	(b	)	15,772	5.860%	02/2012	1,822	12,686
Lake Forest, CA			10,280	7.260%	02/2012	901	9,708
Fort Worth, TX	(b	)	18,857	5.510%	05/2012	1,280	17,823

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
6/30/2008

						Current
						Estimated	Balloon
			Debt Balance	Interest Rate		Annual Debt	Payment
Property	Footnotes		($000)	(%)	Maturity (a)	Service ($000) (d)	($000)

Memphis, TN			17,298	5.247%	05/2012	1,181	16,222
Raleigh, NC	(b	)	12,622	5.860%	05/2012	647	12,543
Lakewood, CO			8,440	5.097%	05/2012	566	7,890
Farmington Hills, MI	(b	)	19,431	5.860%	09/2012	1,500	17,724
Laurens, SC	(b	)	16,062	5.870%	09/2012	1,396	14,022
Temperance, MI	(b	)	10,767	5.870%	09/2012	936	9,400
Baton Rouge, LA	(b	)	6,415	5.520%	10/2012	443	5,943
San Antonio, TX			28,464	6.080%	10/2012	2,260	26,025
Plymouth, MI	(b	)	11,685	5.860%	12/2012	1,026	10,026
Colorado Springs, CO	(b	)	11,283	5.870%	12/2012	887	10,272
Fort Mill, SC			10,814	6.000%	01/2013	839	9,904
Centennial, CO	(b	)	15,170	5.550%	02/2013	1,177	13,555
Los Angeles, CA	(b	)	77,672	5.860%	05/2013	5,361	73,071
Atlanta, GA			43,900	5.268%	05/2013	3,004	40,356
Dallas, TX	(b	)	39,317	5.550%	05/2013	2,702	36,455
Houston, TX			17,132	5.218%	05/2013	1,166	15,737
Southington, CT			13,352	5.018%	05/2013	890	12,228
Indianapolis, IN			9,348	5.168%	05/2013	633	8,580
Fort Meyers, FL			8,912	5.268%	05/2013	476	8,550
Phoenix, AZ			18,631	6.270%	09/2013	1,527	16,490
Foxboro, MA	(b	)	16,290	6.000%	01/2014	3,270	—
Moody, AL			7,177	4.978%	01/2014	493	6,350
Logan Township, NJ	(b	)	7,282	5.870%	04/2014	482	6,784
Clive, IA			5,740	5.139%	05/2014	387	5,151
Fort Mill, SC			20,104	5.373%	05/2014	1,364	18,311
Philadelphia, PA			48,388	5.060%	07/2014	3,178	43,547
Eau Claire, WI			1,488	8.000%	07/2014	313	—
3 Properties	(i	)	103,511	6.150%	09/2014	6,366	103,511
Issaquah, WA	(b	)	31,664	5.890%	12/2014	1,663	30,388
Canonsburg, PA	(b	)	9,072	5.550%	12/2014	489	9,095
Chicago, IL	(b	)	29,029	5.870%	01/2015	1,548	29,900
Carrollton, TX			13,809	5.530%	01/2015	993	12,022
Herndon, VA	(b	)	11,840	5.870%	04/2015	888	10,359
Richmond, VA	(b	)	19,503	5.510%	05/2015	1,026	18,292
Houston, TX			16,464	5.160%	05/2015	1,114	14,408
Rockaway, NJ			14,900	5.292%	05/2015	799	14,900
Houston, TX			12,858	5.210%	05/2015	874	11,265
Fishers, IN			12,801	5.160%	05/2015	865	11,188
San Antonio, TX			12,690	5.340%	05/2015	875	11,149
Atlanta, GA			11,325	5.260%	05/2015	604	10,502
Los Angeles, CA			11,149	5.110%	05/2015	750	9,760
Richmond, VA			10,310	5.310%	05/2015	708	9,055
Harrisburg, PA			8,900	5.110%	05/2015	599	7,780
Knoxville, TN			7,581	5.310%	05/2015	520	6,658
Tulsa, OK			7,451	5.060%	05/2015	499	6,517
Carrollton, TX	(b	)	20,278	5.870%	07/2015	1,272	18,677

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
6/30/2008

						Current
						Estimated	Balloon
			Debt Balance	Interest Rate		Annual Debt	Payment
Property	Footnotes		($000)	(%)	Maturity (a)	Service ($000) (d)	($000)

Elizabethtown, KY			15,664	4.990%	07/2015	1,068	13,648
Hopkinsville, KY			9,181	4.990%	07/2015	626	7,999
Dry Ridge, KY			6,815	4.990%	07/2015	506	6,238
Owensboro, KY			6,074	4.990%	07/2015	452	5,568
Elizabethtown, KY			2,955	4.990%	07/2015	201	2,574
Houston, TX	(b	)	57,084	6.250%	09/2015	8,323	18,318
Sugar Land, TX	(b	)	14,765	6.250%	09/2015	2,124	6,286
Danville, IL			6,091	9.000%	01/2016	692	4,578
Bridgewater, NJ			14,805	5.732%	03/2016	849	13,751
Omaha, NE			8,741	5.610%	04/2016	621	7,560
Tempe, AZ			8,255	5.610%	04/2016	586	7,140
Lisle, IL			10,441	6.500%	06/2016	793	9,280
Dallas, TX	(b	)	18,553	5.870%	07/2016	1,136	18,365
Rochester, NY			18,800	6.210%	08/2016	1,369	16,602
Statesville, NC			14,100	6.210%	08/2016	1,026	12,451
Rockford, IL			6,900	6.210%	08/2016	501	6,093
Glenwillow, OH			17,000	6.130%	09/2016	1,195	14,987
Memphis, TN			3,951	5.710%	01/2017	253	3,484
Orlando, FL			9,975	5.722%	02/2017	579	9,309
Coppell, TX			14,400	5.710%	06/2017	834	14,400
Dubuque, IA			10,521	5.402%	06/2017	733	8,725
Shreveport, LA			19,000	5.690%	07/2017	1,096	19,000
McDonough, GA			23,000	6.110%	11/2017	1,425	21,651
Lorain, OH	(b	)	1,275	7.750%	07/2018	108	—
Manteca, CA	(b	)	901	7.750%	07/2018	77	—
Watertown, NY	(b	)	847	7.750%	07/2018	72	—
Lewisburg, WV	(b	)	595	7.750%	07/2018	51	—
San Diego, CA	(b	)	574	7.750%	07/2018	49	—
Galesburg, IL	(b	)	506	7.750%	07/2018	43	—
Overland Park, KS	(b	)	37,471	5.911%	05/2019	2,295	31,819
Kansas City, MO	(b	)	17,878	5.900%	05/2019	1,095	15,182
Streetsboro, OH	(b	)	19,488	5.900%	09/2019	1,304	16,338
Boca Raton, FL			20,400	6.470%	02/2020	1,338	18,383
Wall Township, NJ	(b	)	29,226	6.250%	01/2021	2,496	—
Hilliard, OH			28,960	5.907%	02/2021	1,734	27,483
Charleston, SC			7,350	5.850%	02/2021	436	6,632
Durham, NH	(b	)	19,271	6.750%	03/2021	1,696	—
Antioch, TN	(b	)	14,456	5.630%	10/2021	1,580	774
Whippany, NJ			16,486	6.298%	11/2021	1,344	10,400
Dillon, SC			22,725	5.974%	02/2022	1,832	13,269

Subtotal/Wtg. Avg./Years Remaining (l)			1,816,466	5.895%	6.1	163,769	1,517,431

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
6/30/2008

						Current
						Estimated	Balloon
			Debt Balance	Interest Rate		Annual Debt	Payment
Property	Footnotes		($000)	(%)	Maturity (a)	Service ($000) (d)	($000)

Corporate
Credit Facility	(c	)	—	—	06/2009	—	—
Term Loan	(f	)(j)	202,419	3.050%	06/2009	6,260	202,419
Exchangeable Notes	(e	)	325,000	5.450%	01/2012	17,713	325,000
Term Loan	(h	)(j)(k)	42,196	5.520%	03/2013	2,362	42,196
Term Loan	(h	)(k)	25,000	5.520%	03/2013	1,399	25,000
Trust Preferred Notes	(g	)	129,120	6.804%	04/2037	8,785	129,120

Subtotal/Wtg. Avg./Years Remaining (l)			723,735	5.027%	7.4	36,519	723,735

Total/Wtg. Avg./Years Remaining (l)			$2,540,201	5.648%	6.5	$200,288	$2,241,166

Footnotes

(a) Subtotal and total based on weighted average term to maturity shown in years based on debt balance.

(b) Debt balances based upon imputed interest rates.

(c) Floating rate debt 30/60/90 day LIBOR plus 120 to 170 bps.

(d) Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.

(e) Holders have the right to put notes to the Company commencing 2012 and every five years thereafter. Notes mature in 2027.

(f) Floating rate debt 30 day LIBOR plus 60 bps.

(g) Rate fixed through April 2017, thereafter LIBOR plus 170 bps.

(h) Rate is swapped to fixed rate through maturity.

(i) Debt on three cross-collateralized properties located in Nevada, Indiana, and Tennessee.

(j) An aggregate of $5,611 of these loans are included in discontinued operations.

(k) Represents full payable of loans, discount of $5,066 excluded from balance.

(l) Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
6/30/2008

						Current
						Estimated
		Debt	LXP Proportionate			Annual Debt		Proportionate
		Balance	Proportionate	Interest		Service	Balloon	Share Balloon
Joint Venture	Footnotes	($000)	Share ($000)	Rate (%)	Maturity	($000) (10)	Payment ($000)	Payment ($000)

Net Lease Strategic		$10,370	$4,986	7.800%	04/2009	$826	$10,236	$4,921
Dallas Commerce		9,153	2,371	6.680%	06/2009	9,614	—	—
BCBS LLC		23,055	9,222	7.850%	10/2009	2,196	22,586	9,034
Net Lease Strategic		7,883	3,790	6.930%	08/2010	674	7,603	3,656
Harpard		1,292	351	9.875%	01/2011	569	—	—
Net Lease Strategic		2,226	1,070	7.500%	01/2011	226	2,076	998
Net Lease Strategic		13,981	6,722	7.400%	04/2011	1,258	13,365	6,426
Net Lease Strategic		30,582	14,704	5.126%	05/2011	1,593	30,582	14,704
Taber		806	219	10.125%	06/2011	313	—	—
Jayal		1,127	335	11.500%	03/2012	379	—	—
Net Lease Strategic		22,761	10,943	5.147%	05/2012	1,188	22,153	10,651
Net Lease Strategic		11,605	5,580	7.670%	01/2013	2,894	—	—
Net Lease Strategic		13,235	6,363	5.148%	05/2013	894	12,144	5,839
Net Lease Strategic		4,977	2,393	5.950%	09/2013	381	4,496	2,162
Net Lease Strategic		20,746	9,975	5.810%	02/2014	1,551	18,588	8,937
Net Lease Strategic		9,530	4,582	5.616%	04/2014	697	8,484	4,079
Net Lease Strategic		1,386	666	8.500%	04/2015	271	—	—
Net Lease Strategic		17,119	8,231	5.411%	05/2015	1,189	15,087	7,254
Net Lease Strategic — Oklahoma TIC		14,749	2,836	5.240%	05/2015	784	13,673	2,584
Net Lease Strategic		12,675	6,094	5.212%	06/2015	781	11,349	5,457
Net Lease Strategic		6,204	2,983	5.783%	06/2015	462	5,371	2,582
Net Lease Strategic		21,545	10,359	8.036%	09/2015	3,420	6,925	3,330
Net Lease Strategic		6,121	2,943	8.036%	09/2015	943	2,203	1,059
Net Lease Strategic		8,694	4,180	6.090%	01/2016	668	7,446	3,580
Net Lease Strategic		6,426	3,090	6.090%	04/2016	494	5,465	2,628
Net Lease Strategic		6,541	3,145	6.315%	09/2016	497	5,723	2,752
One Summit		19,248	5,774	9.375%	10/2016	3,344	—	—
Net Lease Strategic		9,244	4,445	6.063%	11/2016	683	8,023	3,857
One Summit		12,423	3,727	10.625%	11/2016	2,239	—	—
Net Lease Strategic		9,193	4,420	5.910%	10/2018	728	6,624	3,185

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
6/30/2008

						Current
						Estimated
		Debt	LXP Proportionate			Annual Debt		Proportionate
		Balance	Proportionate	Interest		Service	Balloon	Share Balloon
Joint Venture	Footnotes	($000)	Share ($000)	Rate (%)	Maturity	($000) (10)	Payment ($000)	Payment ($000)

Dallas Commerce		12,512	3,241	15.000%	12/2018	2,166	—	—
Net Lease Strategic		9,949	4,783	6.010%	08/2019	753	7,658	3,682
Net Lease Strategic		7,500	3,606	6.507%	11/2019	496	6,692	3,218
Net Lease Strategic		10,033	4,824	6.270%	12/2019	774	7,755	3,729
Net Lease Strategic		10,147	4,879	5.930%	10/2020	750	7,660	3,683
Net Lease Strategic		9,595	4,613	5.460%	12/2020	741	5,895	2,834
Net Lease Strategic		9,670	4,649	5.640%	01/2021	692	7,018	3,374
Net Lease Strategic		12,801	6,155	5.380%	08/2025	1,144	362	174

Subtotal/Wtg. Avg. (5)/Years Remaining (6)		$417,104	$183,249	6.561%	6.7	$49,272	$283,242	$130,369

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
6/30/2008

							Current
							Estimated
			Debt	LXP Proportionate			Annual Debt		Proportionate
			Balance	Proportionate	Interest		Service	Balloon	Share Balloon
Joint Venture	Footnotes		($000)	Share ($000)	Rate (%)	Maturity	($000) (10)	Payment ($000)	Payment ($000)

Corporate
Concord	(1)		28,952	14,476	3.280%	11/2008	963	28,952	14,476
Concord	(4)		36,016	18,008	3.481%	12/2008	1,271	36,016	18,008
Concord	(4	)(8)	15,981	7,991	3.393%	03/2009	550	15,981	7,991
Concord	(2	)(7)	265,296	132,648	3.435%	03/2009	9,239	265,296	132,648
Concord	(7	)(9)	22,000	11,000	4.660%	03/2010	1,039	22,000	11,000
Concord	(4)		59,613	29,807	3.471%	12/2012	2,098	59,613	29,807
Concord	(3)		362,450	181,225	2.977%	12/2016	10,940	362,450	181,225

Subtotal/Wtg. Avg. (5)/Years Remaining (6)			$790,308	$395,154	3.257%	4.5	$26,100	$790,308	$395,155

Total/Wtg. Avg. (5)/Years Remaining (6)			$1,207,412	$578,403	4.304%	5.2	$75,372	$1,073,550	$525,524

Footnotes

(1)	Represents amount outstanding on $150.0 million repurchase agreement, variable rate.

(2)	Represents amount outstanding on $350.0 million repurchase agreement, variable rate.

(3)	Collateralized debt obligation of investment grade-rated debt secured directly or indirectly by real estate assets.

(4)	Represents amount outstanding on term loans.

(5)	Weighted average interest rate based on proportionate share.

(6)	Weighted average years remaining on maturities based on proportionate debt balance.

(7)	Maturity date can be extended to 03/2011 if certain criteria are met.

(8)	Maturity date can be extended to 03/2012 if certain criteria are met.

(9)	Represents amount outstanding on $100.0 million repurchase agreement, variable rate.

(10)	Amounts represent estimated 12 months debt service regardless of maturity date.

LEXINGTON REALTY TRUST
Mortgage Maturity Schedule
As of June 30, 2008
($000)

Consolidated Properties
				Balloon Weighted
	Scheduled			Average Interest Rate
Year	Amortization	Balloon Payments		(%)
2008-remaining	$27,514	$6,093	(1)	7.32%
2009	47,046	68,781	(2)	5.93
2010	34,454	110,569		6.83
2011	30,933	99,412		5.77
2012	30,994	183,794	(3)	5.98

	$170,941	$468,649		6.14%

Joint Venture Investments — LXP Proportionate Share
			Balloon Weighted
	Scheduled		Average Interest Rate
Year	Amortization	Balloon Payments	(%)
2008-remaining	$2,539	$32,484	3.39%
2009	5,412	154,594	3.91
2010	4,477	14,656	5.29
2011	4,571	22,128	5.89
2012	4,670	40,458	3.92

	$21,669	$264,320	4.09%

Footnotes

(1)	Excludes corporate level debt of $5,611, variable rate 3.05% at 6/30/08.

(2)	Excludes corporate level debt of $197,931, variable rate 3.05% at 6/30/08.

(3)	Excludes corporate level debt of $325,000, fixed rate 5.45% at 6/30/08.

LEXINGTON REALTY TRUST
Base Rent Estimates for Current Assets
6/30/2008
($000)

Year	Cash	GAAP
2008-remaining	$178,440	$179,374
2009	336,770	339,690
2010	297,274	301,003
2011	281,876	286,554
2012	256,398	263,158
Amounts assume all below market leases are renewed by the tenants at the option rate and no new or renegotiated lease are entered into for any other property.

Investor Information

Transfer Agent	Investor Relations
BNY Mellon Shareowner Services 480 Washington Blvd. Jersey City NJ 07310-1900 (800) 850-3948 www.bnymellon.com/shareowner/isd	Patrick Carroll Executive Vice President and Chief Financial Officer Telephone (direct) (212) 692-7215 Facsimile (main) (212) 594-6600 E-mail pcarroll@lxp.com

Research Coverage
Cantor Fitzgerald		Keefe, Bruyette & Woods
Philip Martin Matthew Thorp	(312) 469-7485 (312) 469-7484	Sheila K. McGrath	(212) 887-7793
Lehman Brothers
		Ross L. Smotrich	(212)526-2306

Friedman, Billings, Ramsey		Raymond James & Assoc.
Gabe Poggi Merrill Ross	(703) 469-1141 (703) 312-9769	Paul Puryear	(727) 567-2253

J.P. Morgan Chase
Joseph Dazio, CFA	(212) 622-6416	Stifel Nicolaus
Michael W. Mueller, CFA	(212) 622-6689	John W. Guinee	(443) 224-1307
Anthony Paolone, CFA	(212) 622-6682
Gregory P. Stuart	(212) 622-5390